                              KEMPER HORIZON FUND
                            SUPPLEMENT TO PROSPECTUS
                            DATED NOVEMBER 21, 1997
                                 CLASS I SHARES
                                   PORTFOLIOS
                          KEMPER HORIZON 20+ PORTFOLIO
                          KEMPER HORIZON 10+ PORTFOLIO
                           KEMPER HORIZON 5 PORTFOLIO

The Kemper Horizon Fund consists of three investment portfolios, Kemper Horizon 20+ Portfolio ("Horizon 20+ Portfolio"), Kemper Horizon 10+ Portfolio ("Horizon 10+ Portfolio") and Kemper Horizon 5 Portfolio ("Horizon 5 Portfolio") (collectively the "Portfolios"), each currently offering four classes of shares to provide investors with different purchasing options. These are Class A, Class B and Class C shares, which are described in the prospectus, and Class I shares, which are described in the prospectus as supplemented hereby.

Class I shares are available for purchase exclusively by the following investors: (a) tax-exempt retirement plans of Zurich Kemper Investments, Inc. ("ZKI") and its affiliates; and (b) the following investment advisory clients of ZKI and its investment advisory affiliates that invest at least $1 million in a
Portfolio: (1) unaffiliated benefit plans, such as qualified retirement plans (other than individual retirement accounts and self-directed retirement plans);
(2) unaffiliated banks and insurance companies purchasing for their own accounts; and (3) endowment funds of unaffiliated non-profit organizations. Class I shares currently are available for purchase only from Zurich Kemper Distributors, Inc., principal underwriter for the Portfolios. Share certificates are not available for Class I shares.

The primary distinctions among the classes of shares lie in their initial and contingent deferred sales charge schedules and in their ongoing expenses, including asset-based sales charges in the form of Rule 12b-1 distribution fees. Class I shares are offered at net asset value without an initial sales charge and are not subject to a contingent deferred sales charge or a Rule 12b-1 distribution fee. Also, there is no administrative services fee charged to Class I shares. As a result of the relatively lower expenses for Class I shares, the level of income dividends per share (as a percentage of net asset value) and, therefore, the overall investment return, will typically be higher for Class I shares than for Class A, Class B and Class C shares.

The following information supplements the indicated sections of the prospectus.

SUMMARY OF EXPENSES

SHAREHOLDER TRANSACTION EXPENSES (APPLICABLE TO ALL PORTFOLIOS)

                                                                CLASS I
                                                                -------
Maximum Sales Charge on Purchases (as a percentage of
  offering price)...........................................     None
Maximum Sales Charge on Reinvested Dividends................     None
Redemption Fees.............................................     None
Exchange Fee................................................     None
Deferred Sales Charge (as a percentage of redemption
  proceeds).................................................     None

ANNUAL FUND OPERATING EXPENSES

                                                               HORIZON 20+    HORIZON 10+    HORIZON 5
                                                                PORTFOLIO      PORTFOLIO     PORTFOLIO
                                                               -----------    -----------    ---------
Management Fees                                                    .58%           .58%          .58%
12b-1 Fees                                                        None           None          None
Other Expenses                                                     .46%           .48%          .62%
                                                                  ----           ----          ----
Total Operating Expenses                                          1.04%          1.06%         1.20%
                                                                  ====           ====          ====

                    EXAMPLE                         PORTFOLIO     1 YEAR    3 YEARS    5 YEARS    10 YEARS
                    -------                         ---------     ------    -------    -------    --------
You would pay the following expenses on a          Horizon 20+     $11        $33        $57        $127
$1,000 investment, assuming (1) 5% annual          Horizon 10+     $11        $34        $58        $129
return and (2) redemption at the end of each        Horizon 5      $12        $38        $66        $145
time period

The purpose of the preceding table is to assist investors in understanding the various costs and expenses that an investor in Class I shares of a Portfolio will bear directly or indirectly.

The Example assumes a 5% annual rate of return pursuant to requirements of the Securities and Exchange Commission. This hypothetical rate of return is not intended to be representative of past or future performance of any Portfolio of the Fund. THE EXAMPLE SHOULD NOT BE CONSIDERED TO BE A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

                          KEMPER HORIZON 20+ PORTFOLIO

                                                                                 APRIL 8
                                                               YEAR ENDED          TO
                                                              JULY 31, 1997   JULY 31, 1996
                                                              -------------   -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                             $ 9.73           10.03
-------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                             .19             .07
-------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                          3.17            (.37)
-------------------------------------------------------------------------------------------
Total from investment operations                                   3.36            (.30)
-------------------------------------------------------------------------------------------
Less distribution from net investment income                        .13              --
-------------------------------------------------------------------------------------------
Net asset value, end of period                                   $12.96            9.73
===========================================================================================
TOTAL RETURN (NOT ANNUALIZED):                                    34.84%          (2.99)
===========================================================================================
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
Expenses                                                           1.04%            .73
-------------------------------------------------------------------------------------------
Net investment income                                              1.73%           2.32
-------------------------------------------------------------------------------------------

                          KEMPER HORIZON 10+ PORTFOLIO

                                                                                 APRIL 8
                                                               YEAR ENDED          TO
                                                              JULY 31, 1997   JULY 31, 1996
                                                              -------------   -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                             $ 9.57            9.83
-------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                             .26             .09
-------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                          2.40            (.26)
-------------------------------------------------------------------------------------------
Total from investment operations                                   2.66            (.17)
-------------------------------------------------------------------------------------------
Less distribution from net investment income                        .26             .09
-------------------------------------------------------------------------------------------
Net asset value, end of period                                   $11.97            9.57
===========================================================================================
TOTAL RETURN (NOT ANNUALIZED):                                    28.09%          (1.74)
===========================================================================================
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
Expenses                                                           1.06%            .73
-------------------------------------------------------------------------------------------
Net investment income                                              2.81%           3.21
-------------------------------------------------------------------------------------------

                           KEMPER HORIZON 5 PORTFOLIO

                                                                                 APRIL 8
                                                               YEAR ENDED          TO
                                                              JULY 31, 1997   JULY 31, 1996
                                                              -------------   -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                             $ 9.58            9.69
-------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                             .32             .08
-------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                          1.49            (.11)
-------------------------------------------------------------------------------------------
Total from investment operations                                   1.81            (.03)
-------------------------------------------------------------------------------------------
Less distribution from net investment income                        .33             .08
-------------------------------------------------------------------------------------------
Net asset value, end of period                                   $11.06            9.58
===========================================================================================
TOTAL RETURN (NOT ANNUALIZED):                                    19.27%           (.31)
===========================================================================================
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
Expenses                                                           1.20%            .73
-------------------------------------------------------------------------------------------
Net investment income                                              3.61%           4.11
-------------------------------------------------------------------------------------------

NOTES TO ALL PORTFOLIOS: Per share data for the period ended July 31, 1996, was determined based on average shares outstanding. For the fiscal period ended July 31, 1996, the investment manager agreed to temporarily reduce its management fee and absorb certain operating expenses of the Portfolios. If these expense waivers had not been in effect, the expense ratio would have increased by .06% of average net assets for Horizon 20+, .04% for Horizon 10+ and .05% for Horizon
5. There would have been a corresponding decrease in the net investment income ratio for the period. The waivers were discontinued on August 1, 1996.

SPECIAL FEATURES

Shareholders of a Portfolio's Class I shares may exchange their shares for (i) shares of Zurich Money Funds--Zurich Money Market Fund if the shareholders of Class I shares have purchased shares because they are participants in tax-exempt retirement plans of ZKI and its affiliates and (ii) Class I shares of any other "Kemper Mutual Fund" listed under "Special Features--Class A Shares--Combined Purchases" in the prospectus. Conversely, shareholders of Zurich Money Funds--Zurich Money Market Fund who have purchased shares because they are participants in tax-exempt retirement plans of ZKI and its affiliates may exchange their shares for Class I shares of "Kemper Mutual Funds" to the extent that they are available through their plan. Exchanges will be made at the relative net asset values of the shares. Exchanges are subject to the limitations set forth in the prospectus under "Special Features--Exchange Privilege--General."

November 21, 1997
KHF-1I (11/97)

             TABLE OF CONTENTS
--------------------------------------------
Summary                                         1
-------------------------------------------------
Summary of Expenses                             3
-------------------------------------------------
Financial Highlights                            5
-------------------------------------------------
Investment Objectives, Policies and Risk        8
  Factors
-------------------------------------------------
Investment Manager and Underwriter             19
-------------------------------------------------
Dividends and Taxes                            23
-------------------------------------------------
Net Asset Value                                24
-------------------------------------------------
Purchase of Shares                             25
-------------------------------------------------
Redemption or Repurchase of Shares             30
-------------------------------------------------
Special Features                               35
-------------------------------------------------
Performance                                    38
-------------------------------------------------
Capital Structure                              39
-------------------------------------------------

This prospectus contains information about the Fund that you should know before investing and should be retained for future reference. A Statement of Additional Information dated November 21, 1997, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. It is available upon request without charge from the Fund at the address or telephone number on this cover or the firm from which this prospectus was obtained.

THE FUND'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, NOR ARE THEY FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTMENT IN THE FUND'S SHARES INVOLVES RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                                     KEMPER LOGO

KEMPER
HORIZON
FUND

PROSPECTUS NOVEMBER 21, 1997

KEMPER HORIZON FUND

222 South Riverside Plaza, Chicago, Illinois 60606 1-800-621-1048

Kemper Horizon Fund (the "Fund") is designed for investors with different investment horizons and offers a choice of three investment portfolios.

KEMPER HORIZON 20+ PORTFOLIO--seeks growth of capital, with income as a secondary objective. Under normal conditions, this Portfolio maintains an asset allocation of approximately 80% equity securities and 20% fixed income securities.

KEMPER HORIZON 10+ PORTFOLIO--seeks a balance between growth of capital and income, consistent with moderate risk. Under normal conditions, this Portfolio maintains an asset allocation of approximately 60% equity securities and 40% fixed income securities.

KEMPER HORIZON 5 PORTFOLIO--seeks income consistent with preservation of capital, with growth as a secondary objective. Under normal conditions, this Portfolio maintains an asset allocation of approximately 40% equity securities and 60% fixed income securities.

There is no assurance that the objectives of the Fund's portfolios will be achieved.

KEMPER HORIZON FUND

222 SOUTH RIVERSIDE PLAZA, CHICAGO, ILLINOIS 60606, TELEPHONE 1-800-621-1048

SUMMARY

INVESTMENT OBJECTIVES. The Kemper Horizon Fund (the "Fund") is an open-end, diversified management investment company. The Fund consists of three investment portfolios ("Portfolios"), designed for investors with different investment horizons. The three Portfolios are as follows:

KEMPER HORIZON 20+ PORTFOLIO ("Horizon 20+ Portfolio"). The Horizon 20+ Portfolio seeks growth of capital, with income as a secondary objective. Under normal conditions, the Horizon 20+ Portfolio expects to maintain an asset allocation of approximately 80% equity securities and 20% fixed income securities.

KEMPER HORIZON 10+ PORTFOLIO ("Horizon 10+ Portfolio"). The Horizon 10+ Portfolio seeks a balance between growth of capital and income, consistent with moderate risk. Under normal conditions, the Horizon 10+ Portfolio expects to maintain an asset allocation of approximately 60% equity securities and 40% fixed income securities.

KEMPER HORIZON 5 PORTFOLIO ("Horizon 5 Portfolio"). The Horizon 5 Portfolio seeks income consistent with preservation of capital, with growth of capital as a secondary objective. Under normal conditions, the Horizon 5 Portfolio expects to maintain an asset allocation of approximately 40% equity securities and 60% fixed income securities.

The Portfolios may purchase and write put and call options, engage in financial futures transactions, invest in other derivatives, invest in collateralized obligations, invest in foreign securities, engage in related foreign currency transactions, lend portfolio securities and engage in delayed delivery transactions. See "Investment Objectives, Policies and Risk Factors."

RISK FACTORS. There is no assurance that the investment objective of any Portfolio will be achieved and investment in each Portfolio includes risks that vary in kind and degree depending upon the investment objective and policies of that Portfolio. The returns and net asset value of each Portfolio will fluctuate. Foreign investments by the Portfolios involve risk and opportunity considerations not typically associated with investing in U.S. companies. The U.S. Dollar value of a foreign security tends to decrease when the value of the U.S. Dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. Dollar falls against such currency. Thus, the U.S. Dollar value of foreign securities in a Portfolio, and the Portfolio's net asset value, may change in response to changes in currency exchange rates even though the value of the foreign securities in local currency terms may not have changed. While a Portfolio's investments in foreign securities will principally be in developed countries, the Portfolio may invest a portion of its assets in developing or "emerging" markets, which involve exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems that may be less stable. A limited portion of the assets of each Portfolio may be invested in lower rated or unrated high yield bonds, which entail greater risk of loss of principal and interest than higher rated fixed income securities. There are special risks associated with options, financial futures and foreign currency transactions and other derivatives and there is no assurance that use of those investment techniques will be successful. See "Investment Objectives, Policies and Risk Factors."

PURCHASES AND REDEMPTIONS. The Fund provides investors with the option of purchasing shares in the following ways:

Class A Shares............................  Offered at net asset value plus a maximum sales charge of
                                            5.75% of the offering price. Reduced sales charges apply to purchases of $50,000 or more. Class A shares purchased at
                                            net asset value under the Large Order NAV Purchase Privilege may be subject to a 1% contingent deferred sales charge if redeemed within one year of purchase and a .50% contingent deferred sales charge if redeemed during the second year of purchase.
Class B Shares............................  Offered at net asset value, subject to a Rule 12b-1 distribution fee and a contingent deferred sales charge that declines from 4% to zero on certain redemptions made within six years of purchase. Class B shares automatically convert into Class A shares (which have lower ongoing expenses) six years after purchase.
Class C Shares............................  Offered at net asset value without an initial sales charge, but subject to a Rule 12b-1 distribution fee and a 1%
                                            contingent deferred sales charge on redemptions made within one year of purchase. Class C shares do not convert into
                                            another class.

Shares of all classes of a Portfolio represent interests in the same pool of investments. The minimum initial investment is $1,000 and investments thereafter must be at least $100. Shares are redeemable at net asset value, which may be more or less than original cost, subject to any applicable contingent deferred sales charge. See "Purchase of Shares" and "Redemption or Repurchase of Shares."

INVESTMENT MANAGER AND UNDERWRITER. Zurich Kemper Investments, Inc. ("ZKI") serves as investment manager for the Fund. ZKI is paid an investment management fee by each Portfolio based upon average daily net assets of that Portfolio at an annual rate ranging from .58% to .42%. Zurich Investment Management Limited ("ZIML"), an affiliate of ZKI, is a sub-adviser of the Fund and is paid by ZKI a fee, payable monthly at the annual rate of .35% of the portion of the average daily net assets of the Fund allocated by ZKI to ZIML for management. Zurich Kemper Value Advisors, Inc. ("ZKVA"), a wholly-owned subsidiary of ZKI, is also a sub-adviser for the Fund. ZKI pays ZKVA a fee at the annual rate of .25% of the portion of the average daily net assets of each Portfolio allocated by ZKI to ZKVA for management. Zurich Kemper Distributors, Inc. ("ZKDI"), a wholly owned subsidiary of ZKI, is principal underwriter and administrator for the Fund. For Class B shares and Class C shares, ZKDI receives a Rule 12b-1 distribution fee at the annual rate of .75% of average daily net assets. ZKDI also receives the amount of any contingent deferred sales charges paid on the redemption of shares. Administrative services are provided to shareholders under an administrative services agreement with ZKDI for which ZKDI receives an administrative services fee at the annual rate of up to .25% of average daily net assets of Class A, B and C shares of each Portfolio, which ZKDI, in turn, pays to various broker-dealer firms and other service or administrative firms. See "Investment Manager and Underwriter."

DIVIDENDS. Each Portfolio normally distributes dividends of net investment income as follows: annually for the Horizon 20+ Portfolio; semi-annually for Horizon 10+ Portfolio; and quarterly for the Horizon 5 Portfolio. Each Portfolio distributes any net realized short-term and long-term capital gains at least annually. Income and capital gain dividends of a Portfolio are automatically reinvested in additional shares of that Portfolio, without a sales charge, unless the shareholder makes a different election. See "Dividends and Taxes."

SUMMARY OF EXPENSES

           Shareholder Transaction Expenses             Class A           Class B             Class C
          (applicable to all Portfolios)(1)             -------           -------             -------
Maximum Sales Charge on Purchases
(as a percentage of offering price)...................   5.75%(2)    None                  None
Maximum Sales Charge on Reinvested Dividends..........   None        None                  None
Redemption Fees.......................................   None        None                  None
Exchange Fee..........................................   None        None                  None
Deferred Sales Charge (as a percentage of redemption     None(3)     4% during the         1% during the
  proceeds)...........................................               first year, 3%        first year
                                                                     during the second
                                                                     and third years,
                                                                     2% during the
                                                                     fourth and fifth
                                                                     years and 1% in
                                                                     the sixth year

---------------
(1) Investment dealers and other firms may independently charge additional fees for shareholder transactions or for advisory services; please see their materials for details. The table does not include the $9.00 quarterly small account fee. See "Redemption or Repurchase of Shares."

(2) Reduced sales charges apply to purchases of $50,000 or more. See "Purchase of Shares--Initial Sales Charge Alternative--Class A Shares."

(3) The redemption of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1% the first year and .50% the second year. See "Purchase of Shares--Initial Sales Charge Alternative--Class A Shares."

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

                       CLASS A SHARES                           HORIZON 20+    HORIZON 10+    HORIZON 5
                       --------------                           -----------    -----------    ---------
Management Fees.............................................        .58%           .58%          .58%
12b-1 Fees..................................................        None           None          None
Other Expenses..............................................       1.11%           .93%          .93%
                                                                   -----          -----         -----
Total Operating Expenses....................................       1.69%          1.51%         1.51%
                                                                   =====          =====         =====

                       CLASS B SHARES                           HORIZON 20+    HORIZON 10+    HORIZON 5
                       --------------                           -----------    -----------    ---------
Management Fees.............................................        .58%           .58%          .58%
12b-1 Fees(4)...............................................        .75%           .75%          .75%
Other Expenses..............................................       1.14%          1.03%          .82%
                                                                   -----          -----         -----
Total Operating Expenses....................................       2.47%          2.36%         2.15%
                                                                   =====          =====         =====

                       CLASS C SHARES                           HORIZON 20+    HORIZON 10+    HORIZON 5
                       --------------                           -----------    -----------    ---------
Management Fees.............................................        .58%           .58%          .58%
12b-1 Fees(5)...............................................        .75%           .75%          .75%
Other Expenses..............................................       1.15%          1.28%          .83%
                                                                   -----          -----         -----
Total Operating Expenses....................................       2.48%          2.61%         2.16%
                                                                   =====          =====         =====

---------------
(4) Long-term shareholders may pay more than the economic equivalent of the maximum initial sales charges permitted by the National Association of Securities Dealers, although ZKDI believes that it is unlikely because of the automatic conversion feature described under "Purchase of Shares--Deferred Sales Charge Alternative--Class B Shares."

(5) As a result of the accrual of 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum initial sales charges permitted by the National Association of Securities Dealers.

EXAMPLE

                                                                      1 YEAR   3 YEARS   5 YEARS   10 YEARS
                    CLASS A SHARES                      PORTFOLIO     ------   -------   -------   --------
You would pay the following expenses on a $1,000        Horizon 20+    $74      $108      $144       $246
investment, assuming (1) 5% annual return and (2)       Horizon 10+    $72      $102      $135       $227
redemption at the end of each time period:              Horizon 5      $72      $102      $135       $227
CLASS B SHARES(6)
You would pay the following expenses on a $1,000        Horizon 20+    $55      $ 97      $142       $244
investment, assuming (1) 5% annual return and (2)       Horizon 10+    $54      $ 94      $136       $229
redemption at the end of each time period:              Horizon 5      $52      $ 87      $125       $217
You would pay the following expenses on the same        Horizon 20+    $25      $ 77      $132       $244
investment, assuming no redemption:                     Horizon 10+    $24      $ 74      $126       $229
                                                        Horizon 5      $22      $ 67      $115       $217
CLASS C SHARES(7)
You would pay the following expenses on a $1,000        Horizon 20+    $25      $ 77      $132       $282
investment, assuming (1) 5% annual return and (2)       Horizon 10+    $26      $ 81      $139       $294
redemption at the end of each time period:              Horizon 5      $22      $ 68      $116       $249

---------------
(6) Calculated based upon the assumption that the shareholder was an owner of the shares on the first day of the first year and the contingent deferred sales charge was applied as follows: 1 year (3%) and 3 years (2%). See "Redemption or Repurchase of Shares--Contingent Deferred Sales Charge--Class B Shares" for more information regarding the calculation of the contingent deferred sales charge.

(7) Assumes that the shareholder was the owner on the first day of the first year and the contingent deferred sales charge was not applicable for any of the periods shown. See "Redemption or Repurchase of Shares--Contingent Deferred Sales Charge--Class C Shares."

The purpose of the preceding table is to assist investors in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. See "Investment Manager and Underwriter" for more information.

The Example assumes a 5% annual rate of return pursuant to requirements of the Securities and Exchange Commission. This hypothetical rate of return is not intended to be representative of past or future performance of any Portfolio. THE EXAMPLE SHOULD NOT BE CONSIDERED TO BE A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

The tables below show financial information expressed in terms of one share outstanding throughout the period. The information in the tables is covered by the report of the Fund's independent auditors. The report is contained in the Fund's Registration Statement and is available from the Fund. The financial statements contained in the Fund's 1997 Annual Report to Shareholders are incorporated herein by reference and may be obtained by writing or calling the Fund.

                          KEMPER HORIZON 20+ PORTFOLIO

                                                                DECEMBER 29, 1995
                                                 YEAR ENDED            TO
                                                JULY 31, 1997     JULY 31, 1996
CLASS A SHARES                                  -------------   -----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period               $ 9.72             9.50
---------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                               .12              .18
---------------------------------------------------------------------------------
  Net realized and unrealized gain                   3.15              .04
---------------------------------------------------------------------------------
Total from investment operations                     3.27              .22
---------------------------------------------------------------------------------
Less distribution from net investment income          .10               --
---------------------------------------------------------------------------------
Net asset value, end of period                     $12.89             9.72
---------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED):                      33.90%            2.32
---------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
Expenses                                             1.69%            1.48
---------------------------------------------------------------------------------
Net investment income                                1.08%            1.51
---------------------------------------------------------------------------------

                                                           CLASS B                         CLASS C
                                                                DECEMBER 29,                     DECEMBER 29,
                                                 YEAR ENDED        1995 TO        YEAR ENDED        1995 TO
                                                JULY 31, 1997   JULY 31, 1996   JULY 31, 1997    JULY 31, 1996
CLASS B & C SHARES                              -------------   -------------   --------------   -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period               $ 9.65            9.50            9.67             9.50
-----------------------------------------------------------------------------   -----------------------------
Income from investment operations:
  Net investment income                               .03             .11            .04               .13
-----------------------------------------------------------------------------   -----------------------------
  Net realized and unrealized gain                   3.15             .04            3.13              .04
-----------------------------------------------------------------------------   -----------------------------
Total from investment operations                     3.18             .15            3.17              .17
-----------------------------------------------------------------------------   -----------------------------
Less distribution from net investment income          .04              --            .04                --
-----------------------------------------------------------------------------   -----------------------------
Net asset value, end of period                     $12.79            9.65           12.80             9.67
-----------------------------------------------------------------------------   -----------------------------
TOTAL RETURN (NOT ANNUALIZED):                      33.01%           1.58           32.80             1.79
-----------------------------------------------------------------------------   -----------------------------
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
Expenses                                             2.47%           2.26            2.48             2.23
-----------------------------------------------------------------------------   -----------------------------
Net investment income                                 .30%            .73            .29               .76
-----------------------------------------------------------------------------   -----------------------------

                                                                DECEMBER 29, 1995
                                                 YEAR ENDED            TO
                                                JULY 31, 1997     JULY 31, 1996
CLASS A SHARES                                  -------------   -----------------
SUPPLEMENTAL DATA:
Net assets at end of period (in thousands)         $62,673           18,251
---------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                   130%             122
---------------------------------------------------------------------------------
Average commission rate paid per share on
  stock transactions                               $ .0491            .0417
---------------------------------------------------------------------------------

                          KEMPER HORIZON 10+ PORTFOLIO

                                                                DECEMBER 29, 1995
                                                 YEAR ENDED            TO
                                                JULY 31, 1997     JULY 31, 1996
CLASS A SHARES                                  -------------   -----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period               $ 9.60             9.50
---------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                               .25              .20
---------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)            2.36             (.04)
---------------------------------------------------------------------------------
Total from investment operations                     2.61              .16
---------------------------------------------------------------------------------
Less distribution from net investment income          .20              .06
---------------------------------------------------------------------------------
Net asset value, end of period                     $12.01             9.60
---------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED):                      27.43%            1.70
---------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
Expenses                                             1.51%            1.48
---------------------------------------------------------------------------------
Net investment income                                2.36%            2.40
---------------------------------------------------------------------------------

                                                           CLASS B                         CLASS C
                                                                DECEMBER 29,                     DECEMBER 29,
                                                 YEAR ENDED        1995 TO        YEAR ENDED        1995 TO
                                                JULY 31, 1997   JULY 31, 1996   JULY 31, 1997    JULY 31, 1996
CLASS B & C SHARES                              -------------   -------------   --------------   -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period               $ 9.60            9.50            9.60             9.50
-----------------------------------------------------------------------------   -----------------------------
Income from investment operations:
  Net investment income                               .16             .17            .14               .17
-----------------------------------------------------------------------------   -----------------------------
  Net realized and unrealized gain (loss)            2.35            (.04)           2.34             (.04)
-----------------------------------------------------------------------------   -----------------------------
Total from investment operations                     2.51             .13            2.48              .13
-----------------------------------------------------------------------------   -----------------------------
Less distribution from net investment income          .11             .03            .10               .03
-----------------------------------------------------------------------------   -----------------------------
Net asset value, end of period                     $12.00            9.60           11.98             9.60
-----------------------------------------------------------------------------   -----------------------------
TOTAL RETURN (NOT ANNUALIZED):                      26.25%           1.38           25.97             1.39
-----------------------------------------------------------------------------   -----------------------------
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
Expenses                                             2.36%           2.26            2.61             2.23
-----------------------------------------------------------------------------   -----------------------------
Net investment income                                1.51%           1.62            1.26             1.65
-----------------------------------------------------------------------------   -----------------------------

                                                                DECEMBER 29, 1995
                                                 YEAR ENDED            TO
                                                JULY 31, 1997     JULY 31, 1996
ALL CLASSES                                     -------------   -----------------
SUPPLEMENTAL DATA:
Net assets at end of period (in thousands)         $63,400           18,912
---------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                   126%              87
---------------------------------------------------------------------------------
Average commission rate paid per share on
  stock transactions                               $ .0494            .0413
---------------------------------------------------------------------------------

                           KEMPER HORIZON 5 PORTFOLIO

                                                                DECEMBER 29, 1995
                                                 YEAR ENDED            TO
                                                JULY 31, 1997     JULY 31, 1996
CLASS A SHARES                                  -------------   -----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period               $ 9.57             9.50
---------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                               .34              .25
---------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)            1.45             (.07)
---------------------------------------------------------------------------------
Total from investment operations                     1.79              .18
---------------------------------------------------------------------------------
Less distribution from net investment income          .30              .11
---------------------------------------------------------------------------------
Net asset value, end of period                     $11.06             9.57
---------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED):                      19.02%            1.84
---------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
Expenses                                             1.51%            1.48
---------------------------------------------------------------------------------
Net investment income                                3.30%            3.20
---------------------------------------------------------------------------------

                                                           CLASS B                         CLASS C
                                                                DECEMBER 29,                     DECEMBER 29,
                                                 YEAR ENDED        1995 TO        YEAR ENDED        1995 TO
                                                JULY 31, 1997   JULY 31, 1996   JULY 31, 1997    JULY 31, 1996
CLASS B & C SHARES                              -------------   -------------   --------------   -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period               $ 9.57            9.50            9.57             9.50
-----------------------------------------------------------------------------   -----------------------------
Income from investment operations:
  Net investment income                               .27             .21            .28               .21
-----------------------------------------------------------------------------   -----------------------------
  Net realized and unrealized gain (loss)            1.44            (.07)           1.43             (.07)
-----------------------------------------------------------------------------   -----------------------------
Total from investment operations                     1.71             .14            1.71              .14
-----------------------------------------------------------------------------   -----------------------------
Less distribution from net investment income          .22             .07            .21               .07
-----------------------------------------------------------------------------   -----------------------------
Net asset value, end of period                     $11.06            9.57           11.07             9.57
-----------------------------------------------------------------------------   -----------------------------
TOTAL RETURN (NOT ANNUALIZED):                      18.15%           1.44           18.13             1.45
-----------------------------------------------------------------------------   -----------------------------
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
Expenses                                             2.15%           2.26            2.16             2.23
-----------------------------------------------------------------------------   -----------------------------
Net investment income                                2.66%           2.42            2.65             2.45
-----------------------------------------------------------------------------   -----------------------------

                                                                DECEMBER 29, 1995
                                                 YEAR ENDED            TO
                                                JULY 31, 1997     JULY 31, 1996
ALL CLASSES                                     -------------   -----------------
SUPPLEMENTAL DATA:
Net assets at end of period (in thousands)         $30,700           10,831
---------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                   150%              57
---------------------------------------------------------------------------------
Average commission rate paid per share on
  stock transactions                               $ .0476            .0460
---------------------------------------------------------------------------------

NOTES TO ALL PORTFOLIOS: Total return does not reflect the effect of any sales charges. Per share data for the period ended July 31, 1996 was determined based on average shares outstanding. For the fiscal period ended July 31, 1996, the investment manager agreed to temporarily reduce its management fee and absorb certain operating expenses of the Portfolios. If these expense waivers had not been in effect, the expense ratio of each share class would have increased by
 .06% of average net assets for Horizon 20+, .04% for Horizon 10+ and .05% for Horizon 5. There would have been a corresponding decrease in the net investment income ratio for the period. The waivers were discontinued on August 1, 1996.

INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS

The Kemper Horizon Fund (the "Fund") consists of three investment portfolios ("Portfolios"), designed for investors with different investment horizons. Investors are encouraged to choose the appropriate Portfolio based upon their evaluation of their individual circumstances, including the anticipated timing of major investment goals, such as sending a child to college, retirement or purchasing a home, as well as their individual risk tolerance and investment objective. As investors' horizons change, or as their investment goals change, they are encouraged to re-evaluate their Portfolio choices to determine whether they should move all or a portion of their investment to a different Portfolio with a more appropriate objective and asset mix. The investment horizon of each Portfolio should not be the sole factor in considering a Portfolio. Investors should also review the investment objectives and policies of each Portfolio.

- The Horizon 20+ Portfolio is designed for investors with approximately a 20+ year investment horizon.

- The Horizon 10+ Portfolio is designed for investors with approximately a 10+ year investment horizon.

- The Horizon 5 Portfolio is designed for investors with approximately a 5 year investment horizon.

Through professional management and diversification, each Portfolio seeks to control risk for its given time horizon. Each Portfolio's investment objectives and investment policies are described below.

HORIZON 20+ PORTFOLIO. The Horizon 20+ Portfolio seeks growth of capital, with income as a secondary objective. Under normal conditions, the Horizon 20+ Portfolio expects to maintain an asset allocation of approximately 80% equity securities and 20% fixed income securities.

HORIZON 10+ PORTFOLIO. The Horizon 10+ Portfolio seeks a balance between growth of capital and income, consistent with moderate risk. Under normal conditions, the Horizon 10+ Portfolio expects to maintain an asset allocation of approximately 60% equity securities and 40% fixed income securities.

HORIZON 5 PORTFOLIO. The Horizon 5 Portfolio seeks income consistent with preservation of capital, with growth of capital as a secondary objective. Under normal conditions, the Horizon 5 Portfolio expects to maintain an asset allocation of approximately 40% equity securities and 60% fixed income securities.

                                                           HORIZON 20+          HORIZON 10+           HORIZON 5
                                                        TARGET ALLOCATION    TARGET ALLOCATION    TARGET ALLOCATION
                                                        -----------------    -----------------    -----------------
Equities............................................           80%                  60%                  40%
Fixed Income........................................           20%                  40%                  60%

Although each Portfolio has a target asset allocation of equity and fixed income securities, the Fund's investment manager may adjust each Portfolio's asset mix somewhat based upon cash flow, market conditions and an evaluation of the anticipated returns and risk for various asset classes. For example, if equities are considered to have greater appreciation potential relative to fixed income securities during a given period, a Portfolio's percentage weighting of equities may be increased. Allocating assets permits the Fund's investment manager to seek optimum performance for each Portfolio consistent with its investment objective and investment horizon. Allocation decisions are normally based upon long-term considerations and it is expected that, over the long-term, the target allocation percentages will be closely approximated.

When the investment manager determines that adverse market or economic conditions exist and considers a temporary defensive position advisable, each Portfolio may invest without limitation in high-grade debt securities, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and high quality money market instruments, including repurchase agreements, or retain cash or cash equivalents. Each Portfolio may also purchase and write options, engage in financial futures transactions, engage in foreign currency transactions, lend its portfolio securities and engage in delayed delivery transactions.

The Portfolios do not generally make investments for short-term profits nor do they have separate portfolio turnover policies for the equity and fixed income asset classes. The Portfolios are not restricted in policy with regard to portfolio turnover and will make changes in their investments from time to time as business and economic conditions or market prices may dictate and as their investment objectives and policies may require.

EQUITIES. Each Portfolio's investment in equity securities will be comprised primarily of common stocks of U.S. and foreign (or "international") companies, but may also include preferred stocks, securities convertible into and exchangeable for common or preferred stocks (including other preferred stocks, warrants and rights, but not including convertible debt securities), equity investments in partnerships, joint ventures and other forms of noncorporate investments and warrants and rights exercisable for equity securities. Investments will primarily include stocks of large, established companies, but may also include stocks of smaller companies. Each Portfolio's equity securities will be divided between U.S. and international as described below. The U.S. equity portion of the Portfolio is divided further into two parts, one invested in growth stocks and one invested in value stocks. As with the overall asset allocation, the Fund's investment manager may, from time to time, adjust the equity asset class of each Portfolio. It is expected, however, that adjustments to the mix of the equity asset class will be more dynamic than adjustments to the overall mix.

U.S./INTERNATIONAL. The target mix between U.S. equities and international equities seeks the optimum balance of risk reduction and return enhancement available from international investing. This allows investors in each Portfolio the opportunity to invest a portion of their assets in a diversified portfolio of foreign securities. Under normal conditions, each Portfolio's equity securities will consist of approximately 70% U.S. and 30% international. In the case of the international equity exposure, allocations may range from 20% to 40%, although the investment manager may decrease the Portfolios' exposure to zero if investments in foreign securities appear to be relatively unattractive in the judgment of the investment manager because of current or anticipated adverse political or economic conditions.

Foreign securities can be attractive because they increase diversification, as compared to a portfolio comprised solely of U.S. securities. In addition, many foreign economies have, from time to time, grown faster than the U.S. economy, and the returns on investments in these countries have exceeded those of similar U.S. investments, although there can be no assurance that these conditions will continue. International diversification allows an investor to achieve greater portfolio diversification and to take advantage of changes in foreign economies and market conditions. Although international investing entails special risks, the mixture of U.S. and international stocks is designed to reduce risk, while also increasing potential return, relative to investing in U.S. or international stocks alone. There is no assurance, however, that any specific allocation will reduce risk or increase returns. See "Special Risk Factors--Foreign Securities" below.

U.S. GROWTH/U.S. VALUE. The allocation between U.S. growth stocks and U.S. value stocks seeks to reduce the risk, over a full market cycle, of holding growth stocks or value stocks alone.

Growth stocks are stocks of companies whose earnings per share are expected by the investment manager to grow faster than the market average. Growth stocks tend to trade at higher price to earnings (P/E) ratios than the general market, but the investment manager believes that the potential of such stocks for above average earnings more than justifies their price. Value stocks are considered "bargain stocks" because they are perceived as undervalued, i.e., attractively priced in relation to their earnings potential (low P/E ratios). Value stocks typically have dividend yields higher than the average of the companies represented in the Standard & Poor's 500 Stock Index.

The allocation between growth and value stocks will be made by the investment manager with the assistance of its Quantitative Research Department, which has a proprietary model that evaluates macro-economic factors such as the strength of the economy, interest rates and special factors concerning growth and value stocks. Historically, the performance of growth and value stocks has tended to be counter-cyclical, i.e., when one was in favor, the other was out of favor relative to the equity market in general. Through the allocation process, the investment manager will seek to weight the portfolio more heavily in the type of stocks that are believed to present greater total return opportunities at the time. The neutral allocation between growth and value stocks would be 50%/50%. Although allocations in favor of growth or value normally would not be expected to exceed 60%, the allocation to growth or value may be up to 75% at any time. Allocation decisions are normally based upon long-term considerations and changes would normally be expected to be gradual. There is no assurance that the allocation process will improve investment results.

ZKI manages the growth portion of the Fund. In managing the growth portion of the portfolio, ZKI emphasizes stock selection and fundamental research in seeking to enhance long-term performance potential. ZKI considers a number of quantitative and qualitative factors in considering whether to invest in a stock including high return on equity and earnings growth rate, low level of debt, strong balance sheet, good management and industry leadership. ZKVA manages the value portion of the Fund. ZKVA seeks stocks it believes to be undervalued. The principal factor considered is P/E ratios. In selecting among stocks with low P/E ratios, ZKVA considers other factors such as financial strength, book to market value, earnings and dividend growth rates, return on equity and earnings estimates.

FIXED INCOME. The fixed income portion of each Portfolio may be invested in a broad variety of fixed income securities including, without limitation: (a) obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities; (b) bonds, debentures, convertible debt instruments, assignments or participation in loans, notes, commercial paper, and other debt securities of corporations, trusts and other entities; (c) certificates of deposit, bankers' acceptances and time deposits and (d) cash and cash equivalents, including repurchase agreements. The fixed income portion of each Portfolio will be comprised of U.S. Dollar denominated instruments.

Each portfolio attempts to limit its exposure to credit risk by imposing limits on the quality of specific securities in the Portfolio and by maintaining a relatively high average weighted credit quality. Credit quality refers to a fixed income security issuer's expected ability to make all required interest and principal payments in a timely manner. Higher rated fixed income securities generally represent less risk than lower or non-rated securities. Ratings published by nationally recognized rating agencies such as Standard & Poor's ("S&P") and Moody's Investors Service, Inc. ("Moody's") are widely accepted measures of credit risk. The fixed income portion of each Portfolio will be invested in securities that are rated at the time of purchase within the four highest grades assigned by Moody's, S&P, Fitch Investors Service, Inc. ("Fitch") or Duff & Phelps Credit Rating Co. ("Duff") or any other Nationally Recognized Statistical Rating Organization ("NRSRO") as designated by the Securities and Exchange Commission, or will be of comparable quality as determined by the Fund's investment manager, provided that up to 10% of the fixed income portion of each Portfolio may be invested in securities that are lower rated ("junk bonds"). The top four ratings currently assigned by these organizations are as follows: Moody's (Aaa, Aa, A or Baa), S&P (AAA, AA, A or BBB), Fitch (AAA, AA, A or BBB) and Duff (AAA, AA, A or BBB). In addition, under normal conditions, each Portfolio expects to maintain a relatively high average dollar-weighted credit quality (i.e., within the top two rating categories of an NRSRO or comparable as determined by the investment manager). Average dollar-weighted credit quality is calculated by averaging the ratings of each fixed income security held by a Portfolio with each rating "weighted" according to the percentage of assets that it represents. Average dollar-weighted credit quality is not a precise measure of the credit risk presented by a Portfolio of fixed income securities. For instance, a combination of securities that are rated AAA and securities that are rated BB that together result in an average weighted credit quality of AA may present more risk than a group of just AA rated securities.

After a Portfolio purchases a security, its quality level may fall below that at which it was purchased (I.E., downgraded). In such instance, the Portfolio would not be required to sell the security, but the investment manager will consider such an event in determining whether the Portfolio should continue to hold the security. The ratings of NRSROs represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings, and other opinions as to quality, are relative and subjective and are not absolute standards of quality. For a discussion of lower rated and non-rated securities and related risks, see "Special Risk Factors--High Yield (High Risk) Bonds" below.

Each Portfolio attempts to limit its exposure to interest rate risk by maintaining a relatively short duration. Interest rate risk is the risk that the value of the fixed income securities may rise or fall as interest rates change. Under normal conditions, the target duration of the fixed-income portion of the Portfolio is approximately 2.5 years, although it may range from 1.5 to 3.5 years depending upon market conditions. "Duration," and the more traditional "average dollar-weighted maturity," are measures of how a fixed income portfolio tend to react to interest rate changes. Each fixed income security held by a Portfolio has a stated maturity. The stated maturity is the date when the issuer must repay the entire principal amount to an investor. A security's term to maturity is the time remaining to maturity. A security will be treated as having a maturity earlier than its stated maturity date if the security has technical features (such as puts or demand features) or a variable rate of interest that, in the judgment of the investment manager, will result in the security being valued in the market as though it has the earlier maturity. Average dollar-weighted maturity is calculated by averaging the terms to maturity of each fixed income security held by the Portfolio with each maturity "weighted" according to the percentage of assets that it represents. Unlike average dollar-weighted maturity, duration reflects both principal and interest payments and is designed to measure more accurately a portfolio's sensitivity to incremental changes in interest rates than does average weighted maturity. By way of example, if the duration of a Portfolio's fixed income securities were two years, and interest rates decreased by 100 basis points (a basis point is one-hundredth of one percent), the market price of that portfolio of fixed income securities would be expected to increase by approximately 2%.

RISKS. All investments, including those in mutual funds, have risks. No investment is suitable for all investors. None of the Portfolios is intended to be a complete investment program, and there is no assurance that any Portfolio will achieve its objective.

The risks, the returns and the net asset value of each Portfolio will vary and fluctuate depending upon the weightings of each asset class. Historically, equities have experienced a higher level of volatility due to market fluctuations than fixed income securities; and equities have also provided higher levels of return over time. The value of equities typically change in response to general market and economic conditions and the activities and changing circumstances of individual issues. The value of equities may decline over short or even extended periods of time.

The value of fixed income securities typically changes in response to changes in economic conditions, interest rates and the creditworthiness of individual issues. In general, the value of the fixed income securities held by each Portfolio will vary inversely with changes in interest rates. Thus, a decrease in interest rates will generally result in an increase in value of the fixed income securities held by each Portfolio. Conversely, during periods of rising interest rates, the value of the fixed income securities held by each Portfolio will generally decline. The magnitude of these fluctuations will generally be greater for securities with longer maturities or durations. Fixed income securities are subject to varying degrees of risk of default depending upon, among other factors, the creditworthiness of the issuer and the ability of the issuer to meet its obligations.

Investing in securities of smaller, less well-known companies may present greater opportunities for capital appreciation, but may also involve greater risks. These companies may have limited product lines, markets or financial resources, or may depend upon a limited management group. Their securities may trade less frequently and in limited volume. As a result, the prices of these securities may fluctuate more than the prices of securities of larger, more established companies.

SPECIAL RISK FACTORS--FOREIGN SECURITIES. Each Portfolio normally invests a portion of its assets in foreign securities that are traded principally in securities markets outside the United States. Each Portfolio may also invest in U.S. Dollar denominated American Depository Receipts ("ADRs"), which are bought and sold in the United States. For purposes of the allocation between U.S. and international securities, ADRs are viewed as U.S. securities. In connection with its foreign securities investments, each Portfolio may, to a limited extent, engage in foreign currency exchange, options and futures transactions as a hedge and not for speculation. Additional information concerning foreign securities and related techniques is contained under "Additional

Investment Information" below and "Investment Policies and Techniques" in the Statement of Additional Information.

Foreign securities involve currency risks. The U.S. Dollar value of a foreign security tends to decrease when the value of the U.S. Dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. Dollar falls against such currency. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security. Dividend and interest payments may be repatriated based upon the exchange rate at the time of disbursement or payment, and restrictions on capital flows may be imposed. Losses and other expenses may be incurred in converting between various currencies.

Foreign securities may be subject to foreign government taxes that reduce their attractiveness. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possible imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities and the markets for such securities may be less liquid. In addition, there may be less publicly available information about foreign issuers than about domestic issuers. Many foreign issuers are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers. There is generally less regulation of stock exchanges, brokers, banks and listed companies abroad than in the United States. With respect to certain foreign countries, there is a possibility of expropriation or diplomatic developments that could affect investment in these countries.

EMERGING MARKETS. While each Portfolio's investments in foreign securities will principally be in developed countries, a Portfolio may make investments in developing or "emerging" countries, which involve exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems that may be less stable. A developing or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. Currently, investing in many emerging markets may not be desirable or feasible because of the lack of adequate custody arrangements for a Portfolio's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, a Portfolio may expand and further broaden the group of emerging markets in which it invests. In the past, markets of developing or emerging market countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors. The investment manager believes that these characteristics can be expected to continue in the future.

Many of the risks described above relating to foreign securities generally will be greater for emerging markets than for developed countries. For instance, economies in individual developing markets may differ favorably or unfavorably from the U.S. economy in such respects as growth of domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many emerging markets have experienced substantial rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain developing markets. Economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be affected adversely by economic conditions in the countries with which they trade.

Also, the securities markets of developing countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure, regulatory and accounting standards in many respects are less stringent than in the United States and other developed markets. There also may be a lower level of monitoring and regulation of developing markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited.

In addition, brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the United States; this is particularly true with respect to emerging markets. Such markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such settlement problems may cause emerging market securities to be illiquid. The inability of a Portfolio to make intended securities purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a Portfolio due to subsequent declines in value of the portfolio security or, if a Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser. Certain emerging markets may lack clearing facilities equivalent to those in developed countries. Accordingly, settlements can pose additional risks in such markets and ultimately can expose a Portfolio to the risk of losses resulting from the Portfolio's inability to recover from a counterparty.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading securities may cease or may be substantially curtailed and prices for such securities in emerging markets may not be readily available. In that case, securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees.

Investment in certain emerging market securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging market securities and increase the costs and expenses of a Portfolio. Emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments, the market could impose temporary restrictions on foreign capital remittances.

PRIVATIZED ENTERPRISES. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked upon privatization programs contemplating the sale of all or part of their interests in state enterprises. A Portfolio's investments in the securities of privatized enterprises include privately negotiated investments in a government- or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a Portfolio, to participate in privatizations may be limited by local law, or the price or terms on which the Portfolio may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatization will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a Portfolio may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization of management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a Portfolio may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

DEPOSITORY RECEIPTS. For many foreign securities, there are U.S. Dollar denominated ADRs, which are bought and sold in the United States and are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in the domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers, such as changes in foreign currency exchange rates. However, by investing in ADRs rather than directly in foreign issuers' stock, the Fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. Each Portfolio may also invest in European Depository Receipts ("EDRs"), which are receipts evidencing an arrangement with a European bank similar to that for ADRs and are designed for use in the European securities markets. EDRs are not necessarily denominated in the currency of the underlying security.

SPECIAL RISK FACTORS--HIGH YIELD (HIGH RISK) BONDS. As stated above, each Portfolio may invest a portion of its assets in fixed income securities that are in the lower rating categories (below the fourth category) of recognized rating agencies or are non-rated. These lower rated and non-rated fixed income securities are considered, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories. Lower rated and non-rated securities, which are commonly referred to as "junk bonds," have widely varying characteristics and quality. The market values of such securities tend to reflect individual corporate developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower rated securities also are more sensitive to economic conditions than are higher rated securities. Adverse publicity and investor perceptions regarding lower rated bonds, whether or not based upon fundamental analysis, may depress the prices for such securities. These and other factors adversely affecting the market value of high yield securities will adversely affect a Portfolio's net asset value. Although some risk is inherent in all securities ownership, holders of fixed income securities have a claim on the assets of the issuer prior to the holders of common stock. Therefore, an investment in fixed income securities generally entails less risk than an investment in common stock of the same issuer. A Portfolio may have difficulty disposing of certain high yield securities because they may have a thin trading market. The lack of a liquid secondary market may have an adverse effect on market price and a Portfolio's ability to dispose of particular issues and may also make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing these assets. Additional information concerning high yield securities appears under "Investment Policies and Techniques--Other Considerations--High Yield (High Risk) Bonds" and "Appendix--Ratings of Fixed Income Investments" in the Statement of Additional Information.

ADDITIONAL INVESTMENT INFORMATION. The portfolio turnover rates for the Portfolios are listed under "Financial Highlights." Higher portfolio turnover involves correspondingly greater brokerage commissions or other transaction costs. Higher portfolio turnover may result in the realization of greater net short-term capital gains. See "Dividends and Taxes" in the Statement of Additional Information.

No Portfolio may borrow money except as a temporary measure for extraordinary or emergency purposes and not for leverage purposes, and then only in an amount up to one-third of the value of its total assets in order to meet redemption requests without immediately selling any portfolio securities or other assets. If, for any reason, the current value of a Portfolio's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Portfolio will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary. A Portfolio may pledge up to 15% of its total assets to secure any such borrowings.

No Portfolio will purchase illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 15% of the Portfolio's net assets, valued at the time of the transaction, would be invested in such securities. If a Portfolio holds a material percentage of its assets in illiquid securities, there may be a question concerning the ability of the Portfolio to make payment within seven days of the date its shares are tendered for redemption. SEC guidelines to Form N-1A provide that the usual limit on aggregate holdings by an open-end investment company of illiquid assets is 15% of its net assets. See "Investment Policies and Techniques--Over-the-Counter Options" in the Statement of Additional Information for a description of the extent to which over-the-counter traded options are in effect considered as illiquid for purposes of the limit on illiquid securities for the Portfolios. Each Portfolio may invest in securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933. This rule permits otherwise restricted securities to be sold to certain institutional buyers, such as the Portfolios. Such securities may be illiquid and subject to the Portfolio's limitation on illiquid securities. A "Rule 144A" security may be treated as liquid, however, if so determined pursuant to procedures adopted by the Board of Trustees. Investing in Rule 144A securities could have the effect of increasing the level of illiquidity in the portfolios to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A securities.

Each Portfolio has adopted certain fundamental investment restrictions, which are presented in the Statement of Additional Information and that, together with the investment objective cannot be changed without approval by holders of a majority of its outstanding voting shares. As defined in the Investment Company Act of 1940, this means the lesser of the vote of (a) 67% of the shares of a Portfolio present at a meeting where more than 50% of the outstanding shares are present in person or by proxy; or (b) more than 50% of the outstanding shares of a Portfolio. Each Portfolio's investment policies that are not incorporated into any of the fundamental investment restrictions referred to above are not fundamental and may be changed by the Board of Trustees without shareholder approval.

OPTIONS AND FINANCIAL FUTURES TRANSACTIONS. Each Portfolio may deal in options on securities, securities indexes and foreign currencies, which options may be listed for trading on a national securities exchange or traded over-the-counter. Each Portfolio may write (sell) covered call and secured put options on up to 25% of net assets and may purchase put and call options provided that no more than 5% of its net assets may be invested in premiums on such options.

A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security or other asset at the exercise price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security or other asset at the exercise price during the option period. The writer of a covered call owns securities or other assets that are acceptable for escrow and the writer of a secured put invests an amount not less than the exercise price in eligible securities or other assets to the extent that it is obligated as a writer. If a call written by a Portfolio is exercised, the Portfolio foregoes any possible profit from an increase in the market price of the underlying security or other asset over the exercise price plus the premium received. In writing puts, there is a risk that a Portfolio may be required to take delivery of the underlying security or other asset at a disadvantageous price.

Over-the-counter traded options ("OTC options") differ from exchange traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer as a result of the insolvency of such dealer or otherwise, in which event a Portfolio may experience material losses. However, in writing options the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities or other assets, and a wider range of expiration dates and exercise prices, than for exchange traded options.

Each Portfolio may engage in financial futures transactions. Financial futures contracts are commodity contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a security, or the cash value of a securities index during a specified future period at a specified price. A Portfolio will "cover" futures contracts sold by the Portfolio and maintain in a segregated account certain liquid assets in connection with futures contracts purchased by the Portfolio as described under "Investment Policies and Techniques" in the Statement of Additional Information. In connection with their foreign securities investments, the Portfolios may also engage in foreign currency financial futures transactions. A Portfolio will not enter into any futures contracts or options on futures contracts if the aggregate of the contract value of the outstanding futures contracts of the Portfolio and futures contracts subject to outstanding options written by the Portfolio would exceed 50% of the total assets of the Portfolio.

The Portfolios may engage in financial futures transactions and may use index options as an attempt to hedge against market risks. For example, when the near-term market view is bearish but the portfolio composition is judged satisfactory for the longer term, exposure to temporary declines in the market may be reduced by entering into futures contracts to sell securities or the cash value of a securities index. Conversely, where the near-term view is bullish, but the Portfolio is believed to be well positioned for the longer term with a high cash position, the Portfolio can hedge against market increases by entering into futures contracts to buy securities or the cash value of a securities index. In either case, the use of futures contracts would tend to reduce portfolio turnover and facilitate the Portfolio's pursuit of its investment objective.

Futures contracts entail risks. If the investment manager's judgment about the general direction of interest rates, markets or exchange rates is wrong, the overall performance may be poorer than if no such contracts had been entered into. There may be an imperfect correlation between movements in prices of futures contracts and portfolio assets being hedged. In addition, the market prices of futures contracts may be affected by certain factors. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin requirements, distortions in the normal relationship between the assets and futures market could result. Price distortions also could result if investors in futures contracts decide to make or take delivery of underlying securities or other assets rather than engage in closing transactions because of the resultant reduction in the liquidity of the futures market. In addition, because, from the point of view of speculators, margin requirements in the futures market are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Because of the possibility of price distortions in the futures market, and because of imperfect correlation between movements in the prices of securities or other assets and movements in the prices of futures contracts, a correct forecast of market trends by the investment manager still may not result in a successful hedging transaction. Any of these factors could cause a Portfolio to lose money on the financial futures contracts and also on the value of its portfolio assets. The costs incurred in connection with futures transactions could reduce a Portfolio's return.

Index options involve risks similar to those risks relating to transactions in financial futures contracts described above. Also, an option purchased by a Portfolio may expire worthless, in which case a Portfolio would lose the premium paid therefor.

A Portfolio may engage in futures transactions only on commodities exchanges or boards of trade. A Portfolio will not engage in transactions in index options, financial futures contracts or related options for speculation, but only as an attempt to hedge against changes in interest rates or market conditions affecting the values of securities that the Portfolio owns or intends to purchase.

FOREIGN CURRENCY TRANSACTIONS. The Portfolios may invest a portion of their assets in securities denominated in foreign currencies. The Portfolios may engage in foreign currency transactions in connection with their investments in foreign securities but will not speculate in foreign currency exchange.

The value of the foreign securities investments of a Portfolio measured in U.S. Dollars (including ADRs) may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Portfolio may incur costs in connection with conversions between various currencies. A Portfolio will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may want to establish the U.S. Dollar cost or proceeds, as the case may be. By entering into a forward contract in U.S. Dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, the Portfolio is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the U.S. Dollar and such foreign currency. However, this tends to limit potential gains that might result from a positive change in such currency relationships. A Portfolio may also hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions.

When the investment manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. Dollar, it may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. The forecasting of short-term currency market movement is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a contract. Accordingly, it may be necessary for a Portfolio to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

A Portfolio will not speculate in foreign currency exchange. A Portfolio will not enter into such forward contracts or maintain a net exposure in such contracts where the Portfolio would be obligated to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency. The Portfolios do not intend to enter into such forward contracts if they would have more than 15% of the value of their total assets committed to forward contracts for the purchase of a foreign currency. A Portfolio segregates cash or liquid securities to the extent required by applicable regulation in connection with forward foreign currency exchange contracts entered into for the purchase of a foreign currency. A Portfolio generally does not enter into a forward contract with a term longer than one year.

DERIVATIVES. In addition to options, financial futures and foreign currency transactions, consistent with its objective, each Portfolio may invest in a broad array of financial instruments and securities in which the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate or a currency ("derivatives"). Derivatives are most often used to manage investment risk, to increase or decrease exposure to an asset class or benchmark (as a hedge or to enhance return), or to create an investment position indirectly (often because it is more efficient or less costly than direct investment). The types of derivatives used by each Portfolio and the techniques employed by the investment manager may change over time as new derivatives and strategies are developed or regulatory changes occur.

SPECIAL RISK FACTORS--OPTIONS, FUTURES, FOREIGN CURRENCIES AND OTHER DERIVATIVES. The Statement of Additional Information contains further information about the characteristics, risks and possible benefits of options, futures, foreign currency and other derivative transactions. See "Investment Policies and Techniques" in the Statement of Additional Information. The principal risks are: (a) possible imperfect correlation between movements in the prices of options, currencies, futures contracts or other derivatives and movements in the prices of the securities or currencies hedged, used for cover or that the derivative intended to replicate; (b) lack of assurance that a liquid secondary market will exist for any particular option, futures, foreign currency or other derivatives contract at any particular time; (c) the need for additional skills and techniques beyond those required for normal portfolio management; (d) losses on futures contracts resulting from market movements not anticipated by the investment manager; (e) the possible need to defer closing out certain options, futures contracts or other derivatives in order to continue to qualify for beneficial tax treatment afforded "regulated investment companies" under the Internal Revenue Code; and
(f) the possible non-performance of the counter-party to the derivative contract.

LENDING OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, the Portfolios may lend securities (principally to broker-dealers) without limit where such loans are callable at any time and are continuously secured by segregated collateral (cash or U.S. Government securities) equal to no less than the market value, determined daily, of the securities loaned. The Portfolios will receive amounts equal to dividends or interest on the securities loaned. The Portfolios will also earn income for having made the loan. Any cash collateral pursuant to these loans will be invested in short-term money market instruments. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the investment manager to be of good standing, and when the investment manager believes the potential earnings justify the attendant risk. Management will limit such lending to not more than one-third of the value of a Portfolio's total assets.

DELAYED DELIVERY TRANSACTIONS. Each Portfolio may purchase or sell portfolio securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased by a Portfolio with payment and delivery to take place in the future in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time of entering into the transactions. The value of fixed yield securities to be delivered in the future will fluctuate as interest rates vary. Because a Portfolio must set aside cash or liquid high grade securities to satisfy its commitments to purchase when-issued or delayed delivery securities, flexibility to manage the Portfolio's investments may be limited if commitments to purchase when-issued or delayed delivery securities were to exceed 25% of the value of its assets.

To the extent a Portfolio engages in when-issued or delayed delivery transactions, it will generally do so for the purpose of actually acquiring portfolio securities consistent with the Portfolio's investment objective and policies. A Portfolio reserves the right to sell these securities before the settlement date if deemed advisable. In some instances, the third-party seller of when-issued or delayed delivery securities may determine prior to the settlement date that it will be unable to meet its existing transaction commitments without borrowing securities. If advantageous from a yield perspective, a Portfolio may, in that event, agree to resell its purchase commitment to the third-party seller at the current market price on the date of sale and concurrently enter into another purchase commitment for such securities at a later date. As an inducement for a Portfolio to "roll over" its purchase commitment, the Portfolio may receive a negotiated fee.

REPURCHASE AGREEMENTS. Each Portfolio may invest in repurchase agreements, under which it acquires ownership of a security and a broker-dealer or bank agrees to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the Portfolio's holding period. The investment manager will evaluate the creditworthiness of all entities with which the Fund intends to engage in repurchase agreements pursuant to procedures adopted by the Board of Trustees of the Fund. Maturity of the securities subject to repurchase may exceed one year. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Portfolio might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. Repurchase agreements maturing in more than seven days will be considered illiquid for purposes of the Portfolios' limitations on illiquid securities.

COLLATERALIZED OBLIGATIONS. Subject to its investment objectives and policies, a Portfolio may purchase collateralized obligations, including interest only ("IO") and principal only ("PO") securities. A collateralized obligation is a debt security issued by a corporation, trust or custodian, or by a U.S. Government agency or instrumentality, that is collateralized by a portfolio or pool of mortgages, mortgage-backed securities, U.S. Government securities or other assets (such as credit card or automobile loan receivables). The issuer's obligation to make interest and principal payments is secured by the underlying pool or portfolio of securities.

Collateralized obligations issued or guaranteed by a U.S. Government Agency or instrumentality, such as the Federal Home Loan Mortgage Corporation, are considered U.S. Government securities for purposes of this prospectus. Privately-issued collateralized obligations collateralized by a portfolio of U.S. Government securities are not direct obligations of the U.S. Government or any of its agencies or instrumentalities and are not considered U.S. Government securities for purposes of this prospectus. A variety of types of collateralized obligations are available currently and others may become available in the future.

Since the collateralized obligations may be issued in classes with varying maturities and interest rates, the investor may obtain greater predictability of maturity than with direct investments in mortgage-backed securities. Classes with shorter maturities may have lower volatility and lower yield while those with longer maturities may have higher volatility and higher yield. This provides the investor with greater control over the characteristics of the investment in a changing interest rate environment. With respect to interest only and principal only securities, an investor has the option to select from a pool of underlying collateral the portion of the cash flows that most closely corresponds to the investor's forecast of interest rate movements. These instruments tend to be highly sensitive to prepayment rates on the underlying collateral and thus place a premium on accurate prepayment projections by the investor.

Each Portfolio may invest in collateralized obligations whose yield floats inversely against a specified index rate. These "inverse floaters" are more volatile than conventional fixed or floating rate collateralized obligations and the yield thereon, as well as the value thereof, will fluctuate in inverse proportion to changes in the index upon which rate adjustments are based. As a result, the yield on an inverse floater will generally increase when market yields (as reflected by the index) decrease and decrease when market yields increase. The extent of the volatility of inverse floaters depends on the extent of anticipated changes in market rates of interest. Generally, inverse floaters provide for interest rate adjustments based upon a multiple of the specified interest index, which further increases their volatility. The degree of additional volatility will be directly proportional to the size of the multiple used in determining interest rate adjustments.

Additional information concerning collateralized obligations is contained in the Statement of Additional Information under "Investment Policies and Techniques--Collateralized Obligations."

INVESTMENT MANAGER AND UNDERWRITER

INVESTMENT MANAGER. Zurich Kemper Investments, Inc. ("ZKI"), 222 South Riverside Plaza, Chicago, Illinois 60606, is the investment manager of the Fund and provides each Portfolio with continuous professional investment supervision. Zurich Kemper Value Advisors, Inc. ("ZKVA") is the sub-adviser for the Fund. ZKI is one of the largest investment managers in the country and has been engaged in the management of investment funds for more than forty-nine years. ZKI and its affiliates provide investment advice and manage investment portfolios for the Kemper Funds, affiliated insurance companies and other corporate, pension, profit-sharing and individual accounts representing approximately $89 billion under management. ZKI acts as investment manager for 32 open-end and seven closed-end investment companies, with 86 separate investment portfolios, representing more than 2.5 million shareholder accounts. ZKI is an indirect subsidiary of Zurich Insurance Company, a leading internationally recognized provider of insurance and financial services in property/casualty and life insurance, reinsurance and structured financial solutions as well as asset management.

Zurich Insurance Company ("Zurich") has entered into a definitive agreement with Scudder, Stevens & Clark, Inc. ("Scudder") pursuant to which Zurich will acquire approximately 70% of Scudder. Upon completion of the transaction, Scudder will change its name to Scudder Kemper Investments, Inc. ("SKI"), and ZKI will be operated either as a subsidiary of SKI or as part of SKI. Consummation of the transaction is subject to a number of contingencies. Because the transaction would constitute an assignment of the Fund's investment management agreements with ZKI and Rule 12b-1 agreements under the Investment Company Act of 1940, ZKI is seeking approval of new agreements. The Fund's board has approved new agreements subject to shareholder approval. If the contingencies are timely met, the transaction is expected to close in the fourth quarter of 1997. Zurich will own 69.5% of SKI and senior employees of SKI will hold the remaining 30.5%. SKI will be headquartered in New York City and the chief executive officer of SKI will be Edmond D. Villani, Scudder's president and chief executive officer. Mr. Villani will also join Zurich's Corporate Executive Board. A transition team comprised of representatives from ZKI, Zurich, and Scudder has been formed to make recommendations regarding combining the operations of Scudder and ZKI.

Responsibility for overall management of the Fund rests with its Board of Trustees and officers. Professional investment supervision is provided by ZKI. The investment management agreement provides that ZKI shall act as the Fund's investment adviser, manage its investments and provide it with various services and facilities. Zurich Investment Management Limited ("ZIML"), 1 South Place, London, U.K. EC2M 2ZS, an affiliate of ZKI, is a sub-adviser of the Fund. ZIML is an indirect subsidiary of Zurich Insurance Company and has served as sub-adviser for the Fund since December, 1996 and investment adviser for certain institutional accounts since August, 1988. Under the terms of the Sub-Advisory Agreement between ZIML and ZKI for the Fund, ZIML renders investment advisory and management services with regard to such portion of the Fund's portfolio as may be allocated to ZIML by ZKI from time to time for management of foreign securities, including foreign currency transactions and related investments. ZKI pays ZIML a sub-advisory fee for its services, payable monthly at the annual rate of .35% of the portion of the average daily net assets of the Fund allocated by ZKI to ZIML for management.

Daniel J. Bukowski (since 1997) and William M. Knapp (since 1997) are the portfolio co-managers of the Fund. Mr. Bukowski joined ZKI in 1989 and is a senior vice president and director of quantitative research of ZKI. He received a B.A. in statistics and an M.B.A. in finance from the University of Chicago. Mr. Knapp joined ZKI in 1992 and is a first vice president of ZKI. He received a B.S. in economics from Drake University and an M.S. and Ph.D. in industrial organization and finance from the University of Wisconsin--Madison. For the value portion of the U.S. equities portion of each Portfolio, asset management is performed by ZKVA as sub-adviser.

ZKI is paid an investment management fee, monthly, by each Portfolio, at the annual rates shown below.

                                                                MANAGEMENT FEE
          AVERAGE DAILY NET ASSETS OF A PORTFOLIO                   RATES
          ---------------------------------------               --------------
$0 - $250 million...........................................         .58%
$250 million - $1 billion...................................         .55
$1 billion - $2.5 billion...................................         .53
$2.5 billion - $5 billion...................................         .51
$5 billion - $7.5 billion...................................         .48
$7.5 billion - $10 billion..................................         .46
$10 billion - $12.5 billion.................................         .44
Over $12.5 billion..........................................         .42

ZKVA. As mentioned above, ZKVA is a sub-adviser for the Fund. Under the terms of the Sub-Advisory Agreement, ZKVA will manage the value portion of each Portfolio and will provide such other investment advice, research and assistance as ZKI may, from time to time, reasonably request. ZKVA, which was formed in October, 1994, has served as investment manager for mutual funds and certain institutional accounts since August, 1995 when it acquired substantially all the assets of Dreman Value Management, L.P. ZKVA is a wholly-owned subsidiary of ZKI and is located at 280 Park Avenue, 40th Floor, New York, New York 10017. ZKI pays ZKVA for its services a sub-advisory fee, payable monthly at the annual rate of .25% of the portion of the average daily net assets of each Portfolio allocated by ZKI to ZKVA for management.

PRINCIPAL UNDERWRITER. Pursuant to an underwriting and distribution services agreement ("distribution agreement") with the Fund, Zurich Kemper Distributors, Inc. ("ZKDI"), 222 South Riverside Plaza, Chicago, Illinois, 60606, a wholly-owned subsidiary of ZKI, is the principal underwriter and distributor of the Fund's shares and acts as agent of the Fund in the sale of its shares. ZKDI bears all its expenses of providing services pursuant to the distribution agreement, including the payment of any commissions. ZKDI provides for the preparation of advertising or sales literature and bears the cost of printing and mailing prospectuses to persons other than shareholders. ZKDI bears the cost of qualifying and maintaining the qualification of Fund shares for sale under the securities laws of the various states and the Fund bears the expense of registering its shares with the Securities and Exchange Commission. ZKDI may enter into related selling group agreements with various broker-dealers, including affiliates of ZKDI, that provide distribution services to investors. ZKDI also may provide some of the distribution services.

CLASS A SHARES. ZKDI receives no compensation from the Fund as principal underwriter for Class A shares and pays all expenses of distribution of the Fund's Class A shares under the distribution agreements not otherwise paid by dealers or other financial services firms. As indicated under "Purchase of Shares," ZKDI retains the sales charge upon the purchase of shares and pays or allows concessions or discounts to firms for the sale of the Fund's shares.

CLASS B SHARES. For its services under the distribution agreement, ZKDI receives a fee from each Portfolio, payable monthly, at the annual rate of .75% of average daily net assets of the Portfolio attributable to Class B shares. This fee is accrued daily as an expense of Class B shares. ZKDI also receives any contingent deferred sales charges. See "Redemption or Repurchase of Shares--Contingent Deferred Sales Charge--Class B Shares." ZKDI currently compensates firms for sales of Class B shares at a commission rate of 3.75%.

CLASS C SHARES. For its services under the distribution agreement, ZKDI receives a fee from each Portfolio, payable monthly, at the annual rate of .75% of average daily net assets of the Portfolio attributable to Class C shares. This fee is accrued daily as an expense of Class C shares. ZKDI currently advances to firms the first year distribution fee at a rate of .75% of the purchase price of such shares. For periods after the first year, ZKDI currently intends to pay firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of .75% of net assets attributable to Class C shares maintained and serviced by the firm and the fee continues until terminated by ZKDI or the Fund. ZKDI also receives any contingent deferred sales charges. See "Redemption or Repurchase of Shares--Contingent Deferred Sales Charge--Class C Shares."

RULE 12B-1 PLAN. Since the distribution agreement provides for fees payable as an expense of the Class B shares and the Class C shares that are used by ZKDI to pay for distribution services for those classes, that agreement is approved and reviewed separately for the Class B shares and the Class C shares in accordance with Rule 12b-1 under the Investment Company Act of 1940, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. The table below shows amounts paid in connection with the Fund's Rule 12b-1 Plan for each Portfolio for the fiscal year ended July 31, 1997.

                                                                                             CONTINGENT
                                             DISTRIBUTION EXPENSES    DISTRIBUTION FEES    DEFERRED SALES
                                                  INCURRED BY           PAID BY FUND         CHARGE PAID
                                                  UNDERWRITER          TO UNDERWRITER      TO UNDERWRITER
                                             ----------------------   -----------------   -----------------
PORTFOLIO                                      CLASS B     CLASS C    CLASS B   CLASS C   CLASS B   CLASS C
---------                                      -------     -------    -------   -------   -------   -------
Horizon 20+................................   $1,062,000    105,000   148,000   17,000    20,000         0
Horizon 10+................................   $  922,000    130,000   141,000   27,000    19,000     4,000
Horizon 5..................................   $  518,000     74,000    90,000   14,000    14,000     1,000

If the Rule 12b-1 Plan (the "Plan") is terminated for any class of any Portfolio in accordance with its terms, the obligation of the Fund to make payments to ZKDI pursuant to the Plan for such class will cease and the Fund will not be required to make any payments for such class past the termination date. Thus, there is no legal obligation for the Fund to pay any expenses incurred by ZKDI in excess of its fees under a Plan, if for any reason the Plan is terminated in accordance with its terms. Future fees under a Plan may or may not be sufficient to reimburse ZKDI for its expenses incurred.

ADMINISTRATIVE SERVICES. ZKDI also provides information and administrative services for shareholders of the Fund pursuant to an administrative services agreement ("administrative agreement"). ZKDI may enter into related arrangements with various broker-dealer firms and other service or administrative firms ("firms"), that provide services and facilities for their customers or clients who are investors of the Fund. Such administrative services and assistance may include, but are not limited to, establishing and maintaining shareholder accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Fund and its special features, and such other services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. ZKDI bears all its expenses of providing services pursuant to the administrative agreement, including the payment of any service fees. For services under the administrative agreement, the Fund pays ZKDI a fee, payable monthly, at an annual rate of up to .25% of average daily net assets of Class A, B and C shares of each Portfolio. ZKDI then pays each firm a service fee at an annual rate of up to .25% of net assets attributable to Class A, B and C shares maintained and serviced by the firm. Firms to which service fees may be paid include broker-dealers affiliated with ZKDI.

CLASS A SHARES. For Class A shares, a firm becomes eligible for the service fee based on assets in the accounts in the month following the month of purchase and the fee continues until terminated by ZKDI or the Fund. The fees are calculated monthly and normally paid quarterly.

CLASS B AND CLASS C SHARES. ZKDI currently advances to firms the first year service fee at a rate of up to .25% of the purchase price of such shares. For periods after the first year, ZKDI currently intends to pay firms a service fee at a rate of up to .25% (calculated monthly and normally paid quarterly) of the net assets attributable to Class B and Class C shares maintained and serviced by the firm. After the first year, a firm will become eligible for the quarterly service fee and the fee continues until terminated by ZKDI or the Fund.

ZKDI also may provide some of the above services and may retain any portion of the fee under the administrative agreements not paid to firms to compensate itself for administrative functions performed for the Fund. Currently, the administrative services fee payable to ZKDI is based only upon Portfolio assets in accounts for which a firm provides administrative services and it is intended that ZKDI will pay all the administrative services fee that it receives from a Portfolio to firms in the form of service fees. The effective administrative services fee rate to be charged against all assets of a Portfolio while this procedure is in effect will depend upon the proportion of Portfolio assets that is in accounts for which a firm provides administrative services. In addition, ZKDI may, from time to time, from its own resources pay certain firms additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of the Fund.

CUSTODIAN, TRANSFER AGENT AND SHAREHOLDER SERVICE AGENT. Investors Fiduciary Trust Company ("IFTC"), 801 Pennsylvania Avenue, Kansas City, Missouri 64105, as custodian, and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as sub-custodian, have custody of all securities and cash of the Fund maintained in the United States. The Chase Manhattan Bank, Chase MetroTech Center, Brooklyn, New York 11245, as custodian, has custody of all securities and cash of the Fund held outside the United States. IFTC also is the Fund's transfer agent and dividend-paying agent. Pursuant to a services agreement with IFTC, Zurich Kemper Service Company ("ZKSC"), an affiliate of ZKI, serves as "Shareholder Service Agent" of the Fund and, as such, performs all of IFTC's duties as transfer agent and dividend-paying agent. For a description of transfer agent and shareholder service agent fees, see "Investment Manager and Underwriter" in the Statement of Additional Information.

PORTFOLIO TRANSACTIONS. ZKI, ZIML and ZKVA place all orders for purchases and sales of each Portfolio's securities. Subject to seeking best execution of orders, they may consider sales of shares of the Fund and other funds managed by ZKI or its affiliates as a factor in selecting broker-dealers. See "Portfolio Transactions" in the Statement of Additional Information.

DIVIDENDS AND TAXES

DIVIDENDS. Each Portfolio normally distributes dividends of net investment income as follows: annually for the Horizon 20+ Portfolio; semi-annually for the Horizon 10+ Portfolio and quarterly for the Horizon 5 Portfolio. Each Portfolio distributes any net realized short-term and long-term capital gains at least annually.

Dividends paid for a Portfolio as to each class of its shares will be calculated in the same manner, at the same time and on the same day. The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C shares than for Class A shares primarily as a result of the distribution services fee applicable to Class B and Class C shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

Income and capital gain dividends, if any, of a Portfolio will be credited to shareholder accounts in full and fractional Fund shares of the same class of that Portfolio at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

(1) To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

(2) To receive income and capital gain dividends in cash.

Any dividends of a Portfolio that are reinvested normally will be reinvested in Fund shares of the same class of that same Portfolio. However, upon written request to the Shareholder Service Agent, a shareholder may elect to have dividends of a Portfolio invested in shares of the same class of another Kemper Fund at the net asset value of such class of such other fund. See "Special Features--Class A Shares--Combined Purchases" for a list of such other Kemper Funds. To use this privilege of investing dividends of a Portfolio in shares of another Kemper Fund, shareholders must maintain a minimum account value of $1,000 in the Portfolio distributing the dividends. Each Portfolio will reinvest dividend checks (and future dividends) in shares of that same Portfolio and class if checks are returned as undeliverable. Dividends and other distributions in the aggregate amount of $10 or less are automatically reinvested in shares of the same Portfolio unless the shareholder requests that such policy not be applied to the shareholder's account.

TAXES. Each Portfolio intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code") and, if so qualified, a Portfolio will not be liable for federal income taxes to the extent its earnings are distributed. Dividends derived from net investment income and net short-term capital gains are taxable to shareholders as ordinary income and long-term capital gain dividends are taxable to shareholders as long-term capital gain regardless of how long the shares have been held and whether received in cash or shares. Long-term capital gain dividends are taxed at a maximum rate of 20% on gains realized by a Portfolio from securities held more than 18 months and at a maximum rate of 28% on gains realized by a Portfolio from securities held more than 12 months but less than 18 months. Dividends declared in October, November or December to shareholders of record as of a date in one of those months and paid during the following January are treated as paid on December 31 of the calendar year declared. A portion of the dividends paid by a Portfolio may qualify for the dividends received deduction available to corporate shareholders.

A dividend received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder's cost by dividends representing gains realized on sales of securities, such dividends would be a return of investment though taxable as stated above.

Each Portfolio is required by law to withhold 31% of taxable dividends and redemption proceeds paid to certain shareholders who do not furnish a correct taxpayer identification number (in the case of individuals, a social security number) and in certain other circumstances. Trustees of qualified retirement plans and 403(b)(7) accounts are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be "rolled over." The 20% withholding requirement does not apply to distributions from Individual Retirement

Accounts (IRAs) or any part of a distribution that is transferred directly to another qualified retirement plan, 403(b)(7) account, or IRA. Shareholders should consult with their tax advisers regarding the 20% withholding requirement.

After each transaction, shareholders will receive a confirmation statement giving complete details of the transaction except that statements will be sent quarterly for transactions involving reinvestment and periodic investment and redemption programs. Information for income tax purposes, including, when appropriate, information regarding any foreign taxes and credits, will be provided after the end of the calendar year. Shareholders are encouraged to retain copies of their account confirmation statements or year-end statements for tax reporting purposes. However, those who have incomplete records may obtain historical account transaction information at a reasonable fee.

When more than one shareholder resides at the same address, certain reports and communications to be delivered to such shareholders may be combined in the same mailing package, and certain duplicate reports and communications may be eliminated. Similarly, account statements to be sent to such shareholders may be combined in the same mailing package or consolidated into a single statement. However, a shareholder may request that the foregoing policies not be applied to shareholder's account.

NET ASSET VALUE

The net asset value per share of a Portfolio is determined separately for each class by dividing the value of the Portfolio's net assets attributable to that class by the number of shares of that class outstanding. The per share net asset value of the Class B and Class C shares of a Portfolio will generally be lower than that of the Class A shares of the Portfolio because of the higher expenses borne by Class B and Class C shares. Securities that are primarily traded on a domestic securities exchange or securities listed on the NASDAQ National Market are valued at the last sale price on the exchange or market where primarily traded or listed or, if there is no recent sale price available, at the last current bid quotation. Securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security by the Board of Trustees or its delegates. Securities not so traded or listed are valued at the last current bid quotation if market quotations are available. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked priced is used. Exchange traded fixed income options are valued at the last sale price unless there is no sale price, in which event current prices provided by market makers are used. Over-the-counter traded options are valued based upon current prices provided by market makers. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value of a Portfolio investing in foreign securities does not necessarily take place contemporaneously with the determination of the prices of the Portfolio's foreign securities, which may be made prior to the determination of net asset value. For purposes of determining a Portfolio's net asset value that invests in foreign securities, all assets and liabilities initially expressed in foreign currency values will be converted into U.S. Dollar values at the mean between the bid and offered quotations of such currencies against U.S. Dollars as last quoted by a recognized dealer. If an event were to occur, after the value of a security was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then that security would be valued using fair value considerations determined by the Board of Trustees or its delegates. On each day the New York Stock Exchange (the "Exchange") is open for trading, the net asset value is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange.

PURCHASE OF SHARES

ALTERNATIVE PURCHASE ARRANGEMENTS. Class A shares of the Fund are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial charge but are subject to higher ongoing expenses than Class A shares, are subject to a contingent deferred sales charge payable upon certain redemptions within the first year following purchase, and do not convert into another class. When placing purchase orders, investors must specify whether the order is for Class A, Class B or Class C shares.

The primary distinctions among the classes of shares lie in their initial and contingent deferred sales charge structures and in their ongoing expenses, including asset-based sales charges in the form of Rule 12b-1 distribution fees. These differences are summarized in the table below. See, also, "Summary of Expenses." Each class has distinct advantages and disadvantages for different investors, and investors may choose the class that best suits their circumstances and objectives.

                                                ANNUAL 12B-1 FEES
                                             (AS A % OF AVERAGE DAILY
                   SALES CHARGE                    NET ASSETS)                  OTHER INFORMATION
                   ------------              ------------------------           -----------------
Class A    Maximum initial sales charge                None                Initial sales charge waived
           of 5.75% of the public                                          or reduced for certain
           offering price                                                  purchases
Class B    Maximum contingent deferred                0.75%                Shares convert to Class A
           sales charge of 4% of                                           shares six years after
           redemption proceeds;                                            issuance
           declines to zero after six
           years
Class C    Contingent deferred sales                  0.75%                No conversion feature
           charge of 1% of redemption
           proceeds for redemptions
           made during first year after
           purchase

The minimum initial investment for each Portfolio is $1,000 and the minimum subsequent investment is $100. The minimum initial investment for an Individual Retirement Account is $250 and the minimum subsequent investment is $50. Under an automatic investment plan, such as Bank Direct Deposit, Payroll Direct Deposit or Government Direct Deposit, the minimum initial and subsequent investment is $50. These minimum amounts may be changed at any time in management's discretion.

Share certificates will not be issued unless requested in writing. It is recommended that investors not request share certificates unless needed for a specific purpose. You cannot redeem shares by telephone or wire transfer or use the telephone exchange privilege if share certificates have been issued. A lost or destroyed certificate is difficult to replace and can be expensive to the shareholder (a bond worth 2% or more of the certificate value is normally required).

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

                                                                                 SALES CHARGE
                                                          ----------------------------------------------------------
                                                                                                        ALLOWED TO
                                                                                                       DEALERS AS A
                                                           AS A PERCENTAGE       AS A PERCENTAGE      PERCENTAGE OF
                                                          OF OFFERING PRICE    OF NET ASSET VALUE*    OFFERING PRICE
                  AMOUNT OF PURCHASE                      -----------------    -------------------    --------------
Less than $50,000.....................................          5.75%                 6.10%                5.20%
$50,000 but less than $100,000........................          4.50                  4.71                 4.00
$100,000 but less than $250,000.......................          3.50                  3.63                 3.00
$250,000 but less than $500,000.......................          2.60                  2.67                 2.25
$500,000 but less than $1 million.....................          2.00                  2.04                 1.75
$1 million and over...................................          0.00**                0.00**                ***

---------------
  * Rounded to the nearest one-hundredth percent.
 ** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.
*** Commissions payable by ZKDI as discussed below.

Each Portfolio receives the entire net asset value of all its Class A shares sold. ZKDI, the Fund's principal underwriter, retains the sales charge on sales of Class A shares from which it allows discounts from the applicable public offering price to investment dealers, which discounts are uniform for all dealers in the United States and its territories. The normal discount allowed to dealers is set forth in the above table. Upon notice to all dealers with whom it has sales agreements, ZKDI may reallow up to the full applicable sales charge, as shown in the above table, during periods and for transactions specified in such notice and such reallowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is reallowed, such dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

Class A shares may be purchased at net asset value to the extent that the amount invested represents the net proceeds from a redemption of shares of a mutual fund for which ZKI or an affiliate does not serve as investment manager ("non-Kemper Fund") provided that: (a) the investor has previously paid either an initial sales charge in connection with the purchase of the non-Kemper Fund shares redeemed or a contingent deferred sales charge in connection with the redemption of the non-Kemper Fund shares, and (b) the purchase of Fund shares is made within 90 days after the date of such redemption. To make such a purchase at net asset value, the investor or the investor's dealer must, at the time of purchase, submit a request that the purchase be processed at net asset value pursuant to this privilege. ZKDI may in its discretion compensate firms for sales of Class A shares under this privilege at a commission rate of .50% of the amount of Class A shares purchased. The redemption of the shares of the non-Kemper fund is, for federal income tax purposes, a sale upon which a gain or loss may be realized.

Class A shares may be purchased at net asset value by: (a) any purchaser provided that the amount invested in a Portfolio or other Kemper Mutual Funds listed under "Special Features--Class A Shares--Combined Purchases" totals at least $1,000,000 including purchases of Class A shares pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features described under "Special Features"; or (b) a participant-directed qualified retirement plan described in Code Section 401(a) or a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district, provided in each case that such plan has not less than 200 eligible employees (the "Large Order NAV Purchase Privilege"). Redemption within two years of shares purchased under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge. See "Redemption or Repurchase of Shares--Contingent Deferred Sales Charge--Large Order NAV Purchase Privilege."

ZKDI may in its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of the Fund at net asset value in accordance with the Large Order NAV Purchase Privilege up to the following amounts: 1.00% of the net asset value of shares sold on amounts up to $5 million, .50% on the next $45 million and .25% on amounts over $50 million. The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer sponsored employee benefit plans using the subaccount recordkeeping system made available through ZKSC. For purposes of determining the appropriate commission percentage to be applied to a particular sale, ZKDI will consider the cumulative amount invested by the purchaser in the Fund and other Kemper Mutual Funds listed under "Special Features--Class A Shares--Combined Purchases," including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above. The privilege of purchasing Class A shares at net asset value under the Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege is also applicable (including the purchase of Class A shares of the Cash Reserves Fund).

Effective on February 1, 1996, Class A shares of the Fund or any other Kemper Mutual Fund listed under "Special Features--Class A Shares--Combined Purchases" may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as HOWARD AND AUDREY TABANKIN, ET AL. V. KEMPER SHORT-TERM GLOBAL INCOME FUND, ET AL., Case No. 93 C 5231 (N.D. IL). This privilege is generally non-transferrable and continues for the lifetime of individual class members and for a ten year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (1) Proposed Settlement with Defendants; and (2) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, ZKDI may at its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to .25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by ZKDI. The privilege of purchasing Class A shares of the Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

Class A shares of the Fund may be purchased at net asset value in any amount by certain professionals who assist in the promotion of Kemper Funds pursuant to personal services contracts with ZKDI, for themselves or members of their families. ZKDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of .50% of the amount of Class A shares purchased.

Class A shares may be sold at net asset value in any amount to: (a) officers, trustees, directors, employees (including retirees) and sales representatives of the Fund, its investment manager, its principal underwriter or certain affiliated companies, for themselves or members of their families; (b) registered representatives and employees of broker-dealers having selling group agreements with ZKDI and officers, directors and employees of service agents of the Fund for themselves or their spouses or dependent children; (c) shareholders who owned shares of Kemper Value Fund, Inc. ("KVF") on September 8, 1995, and have continuously owned shares of KVF (or a Kemper Fund acquired by exchange of KVF shares) since that date, for themselves or members of their families; and
(d) any trust, pension, profit-sharing or other benefit plan for only such persons. Class A shares may be sold at net asset value in any amount to selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to an agreement with ZKDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares may purchase Class A shares at net asset value hereunder. Class A shares may be sold at net asset value in any amount to unit investment trusts sponsored by Ranson & Associates,

Inc. In addition, unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors may purchase Class A shares at net asset value through reinvestment programs described in the prospectuses of such trusts that have such programs. Class A shares may be sold at net asset value through certain investment advisers registered under the Investment Advisers Act of 1940 and other financial services firms that adhere to certain standards established by ZKDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory or similar program under which such clients pay a fee to the investment adviser or other firm for portfolio management and other services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund. The Fund may also issue Class A shares at net asset value in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends.

Class A shares of the Fund may be purchased at net asset value by persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm.

Class A shares of the Fund may be purchased at net asset value by persons who purchase shares of the Fund through ZKDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups.

The sales charge scale is applicable to purchases made at one time by any "purchaser" which includes: an individual; or an individual, his or her spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under
Section 401 of the Code; or other organized group of persons whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES. Investors choosing the deferred sales charge alternative may purchase Class B shares at net asset value per share without any sales charge at the time of purchase. Since Class B shares are being sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class B shares for his or her account. A contingent deferred sales charge may be imposed upon redemption of Class B shares. See "Redemption or Repurchase of Shares--Contingent Deferred Sales Charge--Class B Shares."

ZKDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. ZKDI is compensated by the Fund for services as distributor and principal underwriter for Class B shares. See "Investment Manager and Underwriter."

Class B shares of a Portfolio will automatically convert to Class A shares of the same Portfolio six years after issuance on the basis of the relative net asset value per share. Class B shareholders who originally acquired their shares as Initial Shares of Kemper Portfolios, formerly known as Kemper Investment Portfolios ("KIP"), hold them subject to the same conversion period schedule as that of their KIP Portfolio. Class B shares representing Initial Shares of a former KIP Portfolio will automatically convert to Class A shares of the applicable Portfolio six years after issuance of the Initial Shares for shares issued on or after February 1, 1991 and seven years after issuance of the Initial Shares for shares issued before February 1, 1991. The purpose of the conversion feature is to relieve holders of Class B shares from the distribution services fee when they have been outstanding long enough for ZKDI to have been compensated for distribution related expenses. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's account will be converted to Class A shares on a pro rata basis.

PURCHASE OF CLASS C SHARES. The public offering price of the Class C shares of a Portfolio is the next determined net asset value. No initial sales charge is imposed. Since Class C shares are sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class C shares for his or her account. A contingent deferred sales charge may be imposed upon redemption of Class C shares within one year of purchase. See "Redemption or Repurchase of Shares--Contingent Deferred Sales Charge--Class C Shares." ZKDI currently advances to firms the first year distribution fee at a rate of .75% of the purchase price of such shares. For periods after the first year, ZKDI currently intends to pay firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of .75% of net assets attributable to Class C shares maintained and serviced by the firm. ZKDI is compensated by the Fund for services as distributor and principal underwriter for Class C shares. See "Investment Manager and Underwriter."

WHICH ARRANGEMENT IS BETTER FOR YOU? The decision as to which class of shares provides a more suitable investment for an investor depends on a number of factors, including the amount and intended length of the investment. Investors making investments that qualify for reduced sales charges might consider Class A shares. Investors who prefer not to pay an initial sales charge and who plan to hold their investment for more than six years might consider Class B shares. Investors who prefer not to pay an initial sales charge but who plan to redeem their shares within six years might consider Class C shares. Orders for Class B shares or Class C shares for $500,000 or more will be declined. Orders for Class B shares or Class C shares by employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent will be invested instead in Class A shares at net asset value where the combined subaccount value in a Portfolio or other Kemper Mutual Funds listed under "Special Features--Class A Shares--Combined Purchases" is in excess of $5 million including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features described under "Special Features." For more information about the three sales arrangements, consult your financial representative or the Shareholder Service Agent. Financial services firms may receive different compensation depending upon which class of shares they sell.

GENERAL. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of a Portfolio for their clients, and ZKDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers, as described above. Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. Banks or other financial services firms may be subject to various state laws regarding the services described above and may be required to register as dealers pursuant to state law. If banking firms were prohibited from acting in any capacity or providing any of the described services, management would consider what action, if any, would be appropriate. ZKDI does not believe that termination of a relationship with a bank would result in any material adverse consequences to any Portfolio.

ZKDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of a Fund sold by the firm under the following conditions: (i) the purchased shares are held in a Kemper IRA account, (ii) the shares are purchased as a direct "roll over" of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by ZKSC, (iii) the registered representative placing the trade is a member of ProStar, a group of persons designated by ZKDI in acknowledgement of their dedication to the employee benefit plan area and (iv) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described above, ZKDI will, from time to time, pay or allow additional discounts, commissions or promotional incentives, in the form of cash or other compensation, to firms that sell shares of the Fund. Non cash compensation includes luxury merchandise and trips to luxury resorts. In some instances, such discounts, commissions or other incentives will be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund, or other funds underwritten by ZKDI.

Orders for the purchase of shares of a Portfolio will be confirmed at a price based on the net asset value of that Portfolio next determined after receipt by ZKDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value (see "Net Asset Value") and received by ZKDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date"). The Fund reserves the right to determine the net asset value more frequently than once a day if deemed desirable. Dealers and other financial services firms are obligated to transmit orders promptly. Collection may take significantly longer for a check drawn on a foreign bank than for a check drawn on a domestic bank. Therefore, if an order is accompanied by a check drawn on a foreign bank, funds must normally be collected before shares will be purchased. See "Purchase and Redemption of Shares" in the Statement of Additional Information.

Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund's shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the clients' return. Firms also may hold the Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of ZKDI, may receive compensation from the Fund through the Shareholder Service Agent for these services. This prospectus should be read in connection with such firms' material regarding their fees and services.

The Fund reserves the right to withdraw all or any part of the offering made by this prospectus and to reject purchase orders. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares of a Portfolio to new investors. During the period of such suspension, persons who are already shareholders of such class of such Portfolio normally are permitted to continue to purchase additional shares of such class and to have dividends reinvested.

Shareholders should direct their inquiries to ZKSC, 811 Main Street, Kansas City, Missouri 64105-2005 or to the firm from which they received this prospectus.

REDEMPTION OR REPURCHASE OF SHARES

GENERAL. Any shareholder may require the Fund to redeem his or her shares. When shares are held for the account of a shareholder by the Fund's transfer agent, the shareholder may redeem them by sending a written request with signatures guaranteed to Kemper Funds, Attention: Redemption Department, P.O. Box 419557, Kansas City, Missouri 64141-6557. When certificates for shares have been issued, they must be mailed to or deposited with the Shareholder Service Agent, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other eligible financial institution. The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

The redemption price for shares of a Portfolio will be the net asset value per share of that Portfolio next determined following receipt by the Shareholder Service Agent of a properly executed request with any required documents as described above. Payment for shares redeemed will be made in cash as promptly as practicable but in no event later than seven days after receipt of a properly executed request accompanied by any outstanding share certificates in proper form for transfer. When the Fund is asked to redeem shares for which it may not have yet received good payment (i.e., purchases by check, Express-Transfer or Bank Direct Deposit), it may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which will be up to 10 days from receipt by the Fund of the purchase amount. The redemption within two years of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge (see "Purchase of Shares--Initial Sales Charge Alternative--Class A Shares") and the redemption of Class B shares within six years may be subject to a contingent deferred sales charge (see "Contingent Deferred Sales Charge--Class B Shares" below), and the redemption of Class C shares within the first year following purchase may be subject to a contingent deferred sales charge (see "Contingent Deferred Sales Charge--Class C Shares" below).

Because of the high cost of maintaining small accounts, effective January 1998, the Fund may assess a quarterly fee of $9 on an account with a balance below $1,000 for the quarter. The fee will not apply to accounts enrolled in an automatic investment program, Individual Retirement Accounts or employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent.

Shareholders can request the following telephone privileges: expedited wire transfer redemptions and EXPRESS-Transfer transactions (see "Special Features") and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Shareholder Service Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. A Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the telephonic instructions are genuine. The SHAREHOLDER WILL BEAR THE RISK OF LOSS, including loss resulting from fraudulent or unauthorized transactions, so long as reasonable verification procedures are followed. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.

TELEPHONE REDEMPTIONS. If the proceeds of the redemption (prior to the imposition of any applicable contingent deferred sales charge) are $50,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability described under "General" above, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. Telephone requests may be made by calling 1-800-621-1048. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 30 days of the redemption request. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail. The Fund reserves the right to terminate or modify this privilege at any time.

REPURCHASES (CONFIRMED REDEMPTIONS). A request for repurchase may be communicated by a shareholder through a securities dealer or other financial services firm to ZKDI, which the Fund has authorized to act as its agent. There is no charge by ZKDI with respect to repurchases; however, dealers or other firms may charge customary commissions for their services. Dealers and other financial services firms are obligated to transmit orders promptly. The repurchase price of a Portfolio will be the net asset value of that Portfolio next determined after receipt of a request by ZKDI. However, requests for repurchases received by dealers or other firms prior to the determination of net asset value (see "Net Asset Value") and received by ZKDI prior to the close of ZKDI's business day will be confirmed at the net asset value effective on that day. The offer to repurchase may be suspended at any time. Requirements as to stock powers, certificates, payments and delay of payments are the same as for redemptions.

EXPEDITED WIRE TRANSFER REDEMPTIONS. If the account holder has given authorization for expedited wire redemption to the account holder's brokerage or bank account, shares of the Fund can be redeemed and proceeds sent by federal wire transfer to a single previously designated account. Requests received by the Shareholder Service Agent prior to the determination of net asset value will result in shares being redeemed that day at the net asset value of the Portfolio effective on that day and normally the proceeds will be sent to the designated account the following business day. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if the investment manager deems it appropriate under then current market conditions. Once authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048 or in writing, subject to the limitations on liability described under "General" above. The Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The Fund currently does not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $1,000 wire redemption minimum (including any contingent deferred sales charge). To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which shares of the Fund were purchased. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed by wire transfer until such shares have been owned for at least 10 days. Account holders may not use this privilege to redeem shares held in certificated form. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the expedited wire transfer redemption privilege. The Fund reserves the right to terminate or modify this privilege at any time.

CONTINGENT DEFERRED SALES CHARGE--LARGE ORDER NAV PURCHASE PRIVILEGE. A contingent deferred sales charge may be imposed upon redemption of Class A shares that are purchased under the Large Order NAV Purchase Privilege as follows: 1% if they are redeemed within one year of purchase and .50% if they are redeemed during the second year following purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed excluding amounts not subject to the charge. The contingent deferred sales charge will be waived in the event of: (a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a) or a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district; (b) redemptions by employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent; (c) redemption of shares of a shareholder (including a registered joint owner) who has died; (d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration); (e) redemptions under the Fund's Systematic Withdrawal Plan at a maximum of 10% per year of the net asset value of the account; and (f) redemptions of shares of a shareholder whose dealer of record at the time of the investment notifies ZKDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.

CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES. A contingent deferred sales charge may be imposed upon redemption of Class B shares. There is no such charge upon redemption of any share appreciation or reinvested dividends on Class B shares. The charge is computed at the following rates applied to the value of the shares redeemed excluding amounts not subject to the charge.

                                                              CONTINGENT
                                                               DEFERRED
                                                                SALES
             YEAR OF REDEMPTION AFTER PURCHASE                  CHARGE
             ---------------------------------                ----------
First.......................................................      4%
Second......................................................      3%
Third.......................................................      3%
Fourth......................................................      2%
Fifth.......................................................      2%
Sixth.......................................................      1%

Class B shareholders who originally acquired their shares as Initial Shares of Kemper Portfolios, formerly known as Kemper Investment Portfolios, hold them subject to the same CDSC schedule that applied when those shares were purchased, as follows:

                                                               CONTINGENT DEFERRED SALES CHARGE
                                   ----------------------------------------------------------------------------------------
                                                                   SHARES PURCHASED ON OR AFTER
                                   SHARES PURCHASED ON OR AFTER     FEBRUARY 1, 1991 AND BEFORE    SHARES PURCHASED BEFORE
YEAR OF REDEMPTION AFTER PURCHASE          MARCH 1, 1993                   MARCH 1, 1993               FEBRUARY 1, 1991
---------------------------------  ----------------------------    ----------------------------    -----------------------
First............................               4%                              3%                            5%
Second...........................               3%                              3%                            4%
Third............................               3%                              2%                            3%
Fourth...........................               2%                              2%                            2%
Fifth............................               2%                              1%                            2%
Sixth............................               1%                              1%                            1%

The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to a systematic withdrawal plan (see "Special Features--Systematic Withdrawal Plan" below), (d) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2 and (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Kemper IRA accounts). The contingent deferred sales charge will also be waived in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service
Agent: (a) redemptions to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the contingent deferred sales charge and the conversion privilege), (b) redemptions in connection with retirement distributions (limited at any one time to 10% of the total value of plan assets invested in a Portfolio), (c) redemptions in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code and (d) redemptions representing returns of excess contributions to such plans.

CONTINGENT DEFERRED SALES CHARGE--CLASS C SHARES. A contingent deferred sales charge of 1% may be imposed upon redemption of Class C shares if they are redeemed within one year of purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed excluding amounts not subject to the charge. The contingent deferred sales charge will be waived (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to a systematic withdrawal plan (limited to 10% of the net asset value of the account during the first year, see "Special Features--Systematic Withdrawal Plan"), (d) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2, (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Kemper IRA accounts), (f) for any participant-directed redemption of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent and (g) redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to Kemper Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly.

CONTINGENT DEFERRED SALES CHARGE--GENERAL. The following example will illustrate the operation of the contingent deferred sales charge. Assume that an investor makes a single purchase of $10,000 of Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the contingent deferred sales charge would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3% ($300) because it was in the second year after the purchase was made.

The rate of the contingent deferred sales charge is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. In the event no specific order is requested when redeeming shares subject to a contingent deferred sales charge, the redemption will be as follows: for Class B shares -- first from shares representing reinvested dividends and then from the earliest purchase of shares; for Class C Shares -- first from Class C shares purchased prior to April 1, 1996, then from Class C shares representing reinvested dividends and then from the earliest purchases of Class C shares made on or after April 1, 1996. ZKDI receives any contingent deferred sales charge directly.

REINVESTMENT PRIVILEGE. A shareholder who has redeemed Class A shares of the Fund or any other Kemper Mutual Fund listed under "Special Features--Class A Shares--Combined Purchases" (other than shares of the Kemper Cash Reserves Fund purchased directly at net asset value) may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment in Class A shares of the Fund or of the other listed Kemper Mutual Funds. A shareholder of the Fund or other Kemper Mutual Fund who redeems Class A shares purchased under the Large Order NAV Purchase Privilege (see "Purchase of Shares--Initial Sales Charge Alternative--Class A Shares") or Class B shares or Class C shares and incurs a contingent deferred sales charge may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment, in Class A shares, Class B shares or Class C shares, as the case may be, of the Fund or of other Kemper Mutual Funds. The amount of any contingent deferred sales charge also will be reinvested. These reinvested shares will retain their original cost and purchase date for purposes of the contingent deferred sales charge. Also, a holder of Class B shares who has redeemed shares may reinvest up to the full amount redeemed, less any applicable contingent deferred sales charge that may have been imposed upon the redemption of such shares, at net asset value in Class A shares of the Fund or of the other Kemper Mutual Funds listed under "Special Features--Class A Shares--Combined Purchases." Purchases through the reinvestment privilege are subject to the minimum investment requirements applicable to the shares being purchased and may only be made for Kemper Mutual Funds available for sale in the shareholder's state of residence as listed under "Special Features--Exchange Privilege." The reinvestment privilege can be used only once as to any specific shares and reinvestment must be effected within six months of the redemption. If a loss is realized on the redemption of shares of a Portfolio, the reinvestment in shares of the same Portfolio may be subject to the "wash sale" rules if made within 30 days of the redemption, resulting in a postponement of the recognition of such loss for federal income tax purposes. The reinvestment privilege may be terminated or modified at any time.

SPECIAL FEATURES

CLASS A SHARES--COMBINED PURCHASES. Class A shares (or the equivalent) may be purchased at the rate applicable to the discount bracket attained by combining concurrent investments in Class A shares of any of the following funds: Kemper Technology Fund, Kemper Total Return Fund, Kemper Growth Fund, Kemper Small Capitalization Equity Fund, Kemper Income and Capital Preservation Fund, Kemper Municipal Bond Fund, Kemper Diversified Income Fund, Kemper High Yield Series, Kemper U.S. Government Securities Fund, Kemper International Fund, Kemper State Tax-Free Income Series, Kemper Adjustable Rate U.S. Government Fund, Kemper Blue Chip Fund, Kemper Global Income Fund, Kemper Target Equity Fund (series are subject to a limited offering period), Kemper Intermediate Municipal Bond Fund, Kemper Cash Reserves Fund, Kemper U.S. Mortgage Fund, Kemper Short-Intermediate Government Fund, Kemper Value Plus Growth Fund, Kemper Value Fund, Inc., Kemper Horizon Fund, Kemper Quantitative Equity Fund, Kemper Europe Fund, Kemper Asian Growth Fund and Kemper Aggressive Growth Fund ("Kemper Mutual Funds"). Except as noted below, there is no combined purchase credit for direct purchases of shares of Zurich Money Funds, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund or Investors Cash Trust ("Money Market Funds"), which are not considered "Kemper Mutual Funds" for purposes hereof. For purposes of the Combined Purchases feature described above as well as for the Letter of Intent and Cumulative Discount features described below, employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent may include:
(a) Money Market Funds as "Kemper Mutual Funds", (b) all classes of shares of any Kemper Mutual Fund and (c) the value of any other plan investment, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

CLASS A SHARES--LETTER OF INTENT. The same reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of such Kemper Mutual Funds listed above made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by ZKDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer sponsored employee benefit plan maintained on the subaccount record keeping system available through the Shareholder Service Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price) of all shares of such Kemper Mutual Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares. Only investments in Class A shares are included in this privilege.

CLASS A SHARES--CUMULATIVE DISCOUNT. Class A shares may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares of the Portfolio being purchased, the value of all Class A shares of the above mentioned Kemper Mutual Funds (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.

CLASS A SHARES--AVAILABILITY OF QUANTITY DISCOUNTS. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or ZKDI whenever a quantity discount or reduced sales charge is applicable to a purchase. Upon such notification, the investor will receive the lowest applicable sales charge. Quantity discounts described above may be modified or terminated at any time.

EXCHANGE PRIVILEGE. Shareholders of Class A, Class B and Class C shares may exchange their shares for shares of the corresponding class of other Kemper Mutual Funds in accordance with the provisions below.

CLASS A SHARES. Class A shares of the Kemper Mutual Funds and shares of the Money Market Funds listed under "Special Features--Class A Shares--Combined Purchases" above may be exchanged for each other at their relative net asset values. Shares of Money Market Funds and the Kemper Cash Reserves Fund that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Kemper Target Equity Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with ZKDI.

Class A shares purchased under the Large Order NAV Purchase Privilege may be exchanged for Class A shares of another Kemper Mutual Fund or a Money Market Fund under the exchange privilege described above without paying any contingent deferred sales charge at the time of exchange. If the Class A shares received on exchange are redeemed thereafter, a contingent deferred sales charge may be imposed in accordance with the foregoing requirements provided that the shares redeemed will retain their original cost and purchase date for purposes of the contingent deferred sales charge.

CLASS B SHARES. Class B shares of the Fund and Class B shares of any other Kemper Mutual Fund listed under "Special Features--Class A Shares--Combined Purchases" may be exchanged for each other at their relative net asset values. Class B shares may be exchanged without a contingent deferred sales charge being imposed at the time of exchange. For purposes of the contingent deferred sales charge that may be imposed upon the redemption of the Class B shares received on exchange, amounts exchanged retain their original cost and purchase date.

CLASS C SHARES. Class C shares of the Fund and Class C shares of any other Kemper Mutual Fund listed under "Special Features--Class A Shares--Combined Purchases" may be exchanged for each other at their relative net asset values. Class C shares may be exchanged without a contingent deferred sales charge being imposed at the time of exchange. For determining whether there is a contingent deferred sales charge that may be imposed upon the redemption of the Class C shares received by exchange, they retain the cost and purchase date of the shares that were originally purchased and exchanged.

GENERAL. Shares of a Kemper Mutual Fund with a value in excess of $1,000,000 (except Kemper Cash Reserves Fund) acquired by exchange from another Kemper Mutual Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days (the "15 Day Hold Policy"). For purposes of determining whether the 15 Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, direction, or advice, including without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services. The total value of shares being exchanged must at least equal the minimum investment requirement of the Kemper Fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, dealers or other firms may charge for their services in effecting exchange transactions. Exchanges will be effected by redemption of shares of the fund held and purchase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis of such shares. Shareholders interested in exercising the exchange privilege may obtain prospectuses of the other funds from dealers, other firms or ZKDI. Exchanges may be accomplished by a written request to ZKSC, Attention:
Exchange Department, P.O. Box 419557, Kansas City, Missouri 64141-6557, or by telephone if the shareholder has given authorization. Once the authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048, subject to the limitations on liability under "Redemption or Repurchase of Shares--General." Any share certificates must be deposited prior to any exchange of such shares. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and Investors Municipal Cash Fund is available for sale only in certain states.

SYSTEMATIC EXCHANGE PRIVILEGE. The owner of $1,000 or more of any class of the shares of a Kemper Mutual Fund or Money Market Fund may authorize the automatic exchange of a specified amount ($100 minimum) of such shares for shares of the same class of another such Kemper Fund. If selected, exchanges will be made automatically until the privilege is terminated by the shareholder or the Kemper Fund. Exchanges are subject to the terms and conditions described above under "Exchange Privilege," except that the $1,000 minimum investment requirement for the Kemper Fund acquired on exchange is not applicable. This privilege may not be used for the exchange of shares held in certificated form.

EXPRESS-TRANSFER. EXPRESS-Transfer permits the transfer of money via the Automated Clearing House System (minimum $100 and maximum $50,000 from a shareholder's bank, savings and loan, or credit union account to purchase shares of the Fund. Shareholders can also redeem shares (minimum $100 and maximum $50,000) from their Fund account and transfer the proceeds to their bank, savings and loan, or credit union checking account. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed under this privilege until such shares have been owned for at least 10 days. By enrolling in EXPRESS-Transfer, the shareholder authorizes the Shareholder Service Agent to rely upon telephone instructions from any person to transfer the specified amounts between the shareholder's Fund account and the predesignated bank, savings and loan or credit union account, subject to the limitations on liability under "Redemption or Repurchase of Shares--General." Once enrolled in EXPRESS-Transfer, a shareholder can initiate a transaction by calling Shareholder Services toll free at 1-800-621-1048 Monday through Friday, 8:00 a.m. to 3:00 p.m. Chicago time. Shareholders may terminate this privilege by sending written notice to ZKSC, P.O. Box 419415, Kansas City, Missouri 64141-6415. Termination will become effective as soon as the Shareholder Service Agent has had a reasonable time to act upon the request. EXPRESS-Transfer cannot be used with passbook savings accounts or for tax-deferred plans such as Individual Retirement Accounts ("IRAs").

BANK DIRECT DEPOSIT. A shareholder may purchase additional shares of the Fund through an automatic investment program. With the Bank Direct Deposit Purchase Plan, investments are made automatically from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. By enrolling in Bank Direct Deposit, the shareholder authorizes the Fund and its agents to either draw checks or initiate Automated Clearing House debits against the designated account at a bank or other financial institution. This privilege may be selected by completing the appropriate section on the Account Application or by contacting the Shareholder Service Agent for appropriate forms. A shareholder may terminate his or her Plan by sending written notice to ZKSC, P.O. Box 419415, Kansas City, Missouri 64141-6415. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. The Fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution. The Fund may terminate or modify this privilege at any time.

PAYROLL DIRECT DEPOSIT AND GOVERNMENT DIRECT DEPOSIT. A shareholder may invest in the Fund through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is automatically invested in a Portfolio each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

SYSTEMATIC WITHDRAWAL PLAN. The owner of $5,000 or more of a class of a Portfolio's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to Individual

Retirement Accounts. The minimum periodic payment is $100. The maximum annual rate at which Class B shares may be redeemed (and Class A shares purchased under the Large Order NAV Purchase Privilege and Class C shares in the first year following the purchase) under a systematic withdrawal plan is 10% of the net asset value of the account. Shares are redeemed so that the payee will receive payment approximately the first of the month. Any income and capital gain dividends will be automatically reinvested at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account.

The purchase of Class A shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, the Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals. ZKDI will waive the contingent deferred sales charge on redemptions of Class A shares purchased under the Large Order NAV Purchase Privilege, Class B shares and Class C shares made pursuant to a systematic withdrawal plan. The right is reserved to amend the systematic withdrawal plan on 30 days' notice. The plan may be terminated at any time by the investor or the Fund.

TAX-SHELTERED RETIREMENT PLANS. The Shareholder Service Agent provides retirement plan services and documents and ZKDI can establish investor accounts in any of the following types of retirement plans:

- Individual Retirement Accounts ("IRAs") with IFTC as custodian. This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE"), IRA accounts and Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

- 403(b)(7) Custodial Accounts also with IFTC as custodian. This type of plan is available to employees of most non-profit organizations.

- Prototype money purchase pension and profit-sharing plans may be adopted by employers. The maximum annual contribution per participant is the lesser of 25% of compensation or $30,000.

Brochures describing the above plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, SIMPLE 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. The brochures for plans with IFTC as custodian, describe the current fees payable to IFTC for its services as custodian. Investors should consult with their own tax advisers before establishing a retirement plan.

PERFORMANCE

The Fund may advertise several types of performance information for each Portfolio and each class of shares of each Portfolio, including "average annual total return" and "total return." Performance information will be computed separately for Class A, Class B and Class C shares. Each of these figures is based upon historical results and is not representative of the future performance of any class of any Portfolio.

Average annual total return and total return figures measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments held by a portfolio for the period referenced, assuming the reinvestment of all dividends. Thus, these figures reflect the change in the value of an investment in a Portfolio during a specified period. Average annual total return will be quoted for at least the one, five and ten year periods ending on a recent calendar quarter (or if such periods have not yet elapsed, at the end of a shorter period corresponding to the life of the Portfolio for performance purposes). Average annual total return figures represent the average annual percentage change over the period in question. Total return figures represent the aggregate percentage or dollar value change over the period in question.

A Portfolio's performance may be compared to that of the Consumer Price Index or various unmanaged equity indexes including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, the Russell 1000(R) Growth Index, the Wilshire Large Company Growth Index, the Wilshire 750 Mid Cap Company Growth Index, the Standard & Poor's/Barra Value Index, Standard & Poor's/Barra Growth Index and the Russell 1000(R) Value Index. The performance of a Portfolio may also be compared to the combined performance of several indexes. The performance of a Portfolio may also be compared to the performance of other mutual funds or mutual fund indexes with similar objectives and policies as reported by independent mutual fund reporting services such as Lipper Analytical Services, Inc. ("Lipper"). Lipper performance calculations are based upon changes in net asset value with all dividends reinvested and do not include the effect of any sales charges.

Information may be quoted from publications such as MORNINGSTAR, INC., THE WALL STREET JOURNAL, MONEY MAGAZINE, FORBES, BARRON'S, FORTUNE, THE CHICAGO TRIBUNE, USA TODAY, INSTITUTIONAL INVESTOR and REGISTERED REPRESENTATIVE. Also, investors may want to compare the historical returns of various investments, performance indexes of those investments or economic indicators, including but not limited to stocks, bonds, certificates of deposit, money market funds and U.S. Treasury obligations. Bank product performance may be based upon, among other things, the BANK RATE MONITOR National Index(TM) or various certificate of deposit indexes. Money market fund performance may be based upon, among other things, the IBC/Donoghue's Money Fund Report(R) or Money Market Insight(R), reporting services on money market funds. Performance of U.S. Treasury obligations may be based upon, among other things, various U.S. Treasury bill indexes. Certain of these alternative investments may offer fixed rates of return and guaranteed principal and may be insured.

The Fund may depict the historical performance of the securities in which the Portfolios may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indexes of those investments or economic indicators. The Fund may also describe each Portfolio's holdings and depict their size or relative size compared to other mutual funds, the number and make-up of its shareholder base and other descriptive factors concerning the Portfolios. The relative performance of growth stocks versus value stocks may also be discussed.

Class A shares are sold at net asset value plus a maximum sales charge of 5.75% of the offering price. While the maximum sales charge is normally reflected in a Portfolio's Class A performance figures, certain total return calculations may not include such charge and those results would be reduced if it were included. Class B shares and Class C shares are sold at net asset value. Redemptions of Class B shares within the first six years after purchase may be subject to a contingent deferred sales charge that ranges from 4% during the first year to 0% after six years. Redemption of Class C shares within the first year after purchase may be subject to a 1% contingent deferred sales charge. Average annual total return figures do, and total return figures may, include the effect of the contingent deferred sales charge for the Class B shares and Class C shares that may be imposed at the end of the period in question. Performance figures for the Class B shares and Class C shares not including the effect of the applicable contingent deferred sales charge would be reduced if it were included.

Each Portfolio's returns and net asset value will fluctuate. Shares of each Portfolio are redeemable by an investor at the then current net asset value, which may be more or less than original cost. Redemption of Class B shares and Class C shares may be subject to a contingent deferred sales charge as described above. Additional information concerning each Portfolio's performance appears in the Statement of Additional Information. Additional information about each Portfolio's performance also appears in its Annual Report to Shareholders, which is available without charge from the Fund.

CAPITAL STRUCTURE

The Fund is an open-end management investment company, organized as a business trust under the laws of Massachusetts.

The Fund may issue an unlimited number of shares of beneficial interest in one or more series or "Portfolios," all having no par value, which may be divided by the Board of Trustees into classes of shares. Currently, the Fund offers three Portfolios each with four classes of shares. These are Class A, Class B and Class C shares, as well as Class I shares, which are available for purchase exclusively by the following investors: (a) tax-exempt retirement plans of ZKI and its affiliates; and (b) the following investment advisory clients of ZKI and its investment advisory affiliates that invest at least $1 million in a
Portfolio: (1) unaffiliated benefit plans, such as qualified retirement plans (other than individual retirement accounts and self-directed retirement plans);
(2) unaffiliated banks and insurance companies purchasing for their own accounts; and (3) endowment funds of unaffiliated non-profit organizations. The Board of Trustees may authorize the issuance of additional classes and additional Portfolios if deemed desirable, each with its own investment objectives, policies and restrictions. Since the Fund may offer multiple Portfolios, it is known as a "series company." Shares of the Fund have equal noncumulative voting rights except that Class B and Class C shares have separate and exclusive voting rights with respect to the Rule 12b-1 Plan. Shares of each class also have equal rights with respect to dividends, assets and liquidation of a Portfolio subject to any preferences (such as resulting from different Rule 12b-1 distribution fees), rights or privileges of any classes of shares of the Portfolio. Shares of each Portfolio are fully paid and nonassessable when issued, are transferable without restriction and have no preemptive or conversion rights. The Fund is not required to hold annual shareholder meetings and does not intend to do so. However, it will hold special meetings as required or deemed desirable for such purposes as electing trustees, changing fundamental policies or approving an investment management agreement. Subject to the Agreement and Declaration of Trust of the Fund, shareholders may remove trustees. Shareholders will vote by Portfolio and not in the aggregate or by class except when voting in the aggregate is required, under the Investment Company Act of 1940, such as for the election of trustees or when voting by class is appropriate.

                                  PROSPECTUS


                            ASSET ALLOCATION FUNDS


                              November 21, 1997
                              -----------------

                                KEMPER HORIZON
                                20+ PORTFOLIO

                                KEMPER HORIZON
                                10+ PORTFOLIO
                                KEMPER HORIZON
                                 5 PORTFOLIO
                               ----------------





                                 KEMPER FUNDS
                             [KEMPER FUNDS LOGO]



Investment Manager
Zurich Kemper Investments, Inc.

Principal Underwriter
Zurich Kemper Distributors, Inc.
222 South Riverside Plaza
Chicago, IL  60606-5808
www.kemper.com  E-mail info@kemper.com
Tel (800)621-1048

[RECYCLE LOGO] printed on recycled paper
KHF-1(11/97) ZKDI 710047

                              KEMPER HORIZON FUND
                      STATEMENT OF ADDITIONAL INFORMATION
                               NOVEMBER 21, 1997

                          KEMPER HORIZON 20+ PORTFOLIO
                          KEMPER HORIZON 10+ PORTFOLIO
                           KEMPER HORIZON 5 PORTFOLIO
               222 SOUTH RIVERSIDE PLAZA, CHICAGO, ILLINOIS 60606
                                 1-800-621-1048

This Statement of Additional Information is not a prospectus. It is the Statement of Additional Information for each of the portfolios (the "Portfolios") of the Kemper Horizon Fund (the "Fund"). It should be read in conjunction with the prospectus of the Fund dated November 21, 1997. The prospectus may be obtained without charge from the Fund.
                                ---------------

                               TABLE OF CONTENTS

                                                              Page
                                                              ----
Investment Restrictions.....................................  B-1
Investment Policies and Techniques..........................  B-2
Portfolio Transactions......................................  B-10
Investment Manager and Underwriter..........................  B-11
Purchase and Redemption of Shares...........................  B-16
Dividends and Taxes.........................................  B-17
Performance.................................................  B-18
Officers and Trustees.......................................  B-24
Shareholder Rights..........................................  B-28
Appendix--Ratings of Fixed Income Investments...............  B-29

The financial statements appearing in the Fund's Annual Report to Shareholders are incorporated herein by reference. The Report for the Fund accompanies this document.

KHF-13 11/97                                     (LOGO)printed on recycled paper

INVESTMENT RESTRICTIONS

Each Portfolio has adopted certain fundamental investment restrictions that, together with its investment objective and any fundamental policies, cannot be changed without approval of a majority of the outstanding voting shares of the Portfolio. As defined in the Investment Company Act of 1940, this means the lesser of the vote of (a) 67% of the shares of the Portfolio present at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Portfolio.

NO PORTFOLIO MAY, AS A FUNDAMENTAL POLICY:

(1) Purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of the total value of the its assets would be invested in securities of that issuer.*

(2) Purchase more than 10% of any class of voting securities of any issuer.

(3) Make loans to others provided that it may purchase debt obligations or repurchase agreements and it may lend its securities in accordance with its investment objective and policies.

(4) Borrow money except as a temporary measure for extraordinary or emergency purposes, and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any portfolio securities. If, for any reason, the current value of the Portfolio's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Portfolio will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary. The Portfolio will not purchase securities or make investments while borrowings are in excess of 5% of its total assets.

(5) Pledge, hypothecate, mortgage or otherwise encumber more than 15% of its total assets and then only to secure borrowings permitted by restriction number
(4) above. (The collateral arrangements with respect to options, financial futures and delayed delivery transactions and any margin payments in connection therewith are not deemed to be pledges or other encumbrances.)

(6) Purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Portfolio may make margin deposits in connection with options and financial futures transactions.

(7) Make short sales of securities or maintain a short position for its account unless at all times when a short position is open it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short and unless not more than 10% of the Portfolio's total assets is held as collateral for such sales at any one time.

(8) Purchase securities (other than securities of the U.S. Government, its agencies or instrumentalities) if as a result of such purchase 25% or more of its total assets would be invested in any one industry.*

(9) Invest in commodities or commodity futures contracts, although it may buy or sell financial futures contracts and options on such contracts, and engage in foreign currency transactions; or in real estate (including real estate limited partnership interests), although it may invest in securities that are secured by real estate and securities of issuers that invest or deal in real estate.

(10) Underwrite securities issued by others except to the extent it may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

(11) Issue senior securities except as permitted under the Investment Company Act of 1940.

---------------

* For purposes of investment restrictions (1) and (8), to the extent a Portfolio invests in loan participations, the Portfolio, as a non-fundamental policy, considers both the lender and the borrower to be an issuer of such loan participation.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. The Portfolios did not borrow money as permitted by investment restriction number 4 during the last fiscal period, and have no present intention of borrowing during the current year. Each Portfolio has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval. No Portfolio may:

(i) Invest for the purpose of exercising control or management of another issuer.

(ii) Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved and only if immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company is owned by it, (ii) 5% of its total assets would be invested in any one such company, and (iii) 10% of total assets would be invested in such securities.

(iii) Invest more than 15% of its net assets in illiquid securities.

(iv) Write or sell put or call options, combinations thereof or similar options on more than 25% of the its net assets; nor may it purchase put or call options if more than 5% of the its net assets would be invested in premiums on put and call options, combinations thereof or similar options; however, the Portfolio may buy or sell options on financial futures contracts.

INVESTMENT POLICIES AND TECHNIQUES

GENERAL. Each Portfolio may engage in options transactions and may engage in financial futures transactions in accordance with its respective investment objectives and policies. Each Portfolio intends to engage in such transactions if it appears to the investment manager to be advantageous to do so in order to pursue its investment objective and also to hedge against the effects of market risks but not for speculative purposes. The use of futures and options, and possible benefits and attendant risks, are discussed below along with information concerning other investment policies and techniques.

OPTIONS ON SECURITIES. Each Portfolio may write (sell) "covered" call options on securities as long as it owns the underlying securities subject to the option or an option to purchase the same underlying securities, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain for the term of the option a segregated account consisting of cash, U.S. Government securities or other liquid high-grade debt obligations ("eligible securities") having a value at least equal to the fluctuating market value of the optioned securities. Each Portfolio may write "covered" put options provided that, as long as the Portfolio is obligated as a writer of a put option, the Portfolio will own an option to sell the underlying securities subject to the option, having an exercise price equal to or greater than the exercise price of the "covered" option, or it will deposit and maintain in a segregated account eligible securities having a value equal to or greater than the exercise price of the option. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security at the exercise price during or at the end of the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the exercise price during or at the end of the option period. The premium received for writing an option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the price volatility of the underlying security, the option period, supply and demand and interest rates. The Portfolio may write or purchase spread options, which are options for which the exercise price may be a fixed dollar spread or yield spread between the security underlying the option and another security that is used as a bench mark. The exercise price of an option may be below, equal to or above the current market value of the underlying security at the time the option is written. The buyer of a put who also owns the related security is protected by ownership of a put option against any decline in that security's price below the exercise price less the amount paid for the option. The ability to purchase put options allows a Portfolio to protect capital gains in an appreciated security it owns, without being required to actually sell that security. At times a Portfolio would like to establish a position in a security upon which call options are available. By purchasing a call option, a Portfolio is able to fix the cost of acquiring the security, this being the cost of the call plus the exercise price of the option. This procedure also provides some protection from an unexpected downturn in the market, because a Portfolio is only at risk for the amount of the premium paid for the call option which it can, if it chooses, permit to expire.

During the option period the covered call writer gives up the potential for capital appreciation above the exercise price should the underlying security rise in value, and the secured put writer retains the risk of loss should the underlying security decline in value. For the covered call writer, substantial appreciation in the value of the underlying security would result in the security being "called away." For the secured put writer, substantial depreciation in the value of the underlying security would result in the security being "put to" the writer. If a covered call option expires unexercised, the writer realizes a gain in the amount of the premium received. If the covered call option writer has to sell the underlying security because of the exercise of a call option, it realizes a gain or loss from the sale of the underlying security, with the proceeds being increased by the amount of the premium.

If a secured put option expires unexercised, the writer realizes a gain from the amount of the premium, plus the interest income on the eligible securities that have been segregated. If the secured put writer has to buy the underlying security because of the exercise of the put option, the secured put writer incurs an unrealized loss to the extent that the current market value of the underlying security is less than the exercise price of the put option. However, this would be offset in whole or in part by gain from the premium received and any interest income earned on the eligible securities that have been segregated.

OVER-THE-COUNTER OPTIONS. As indicated in the prospectus (see "Investment Objectives, Policies and Risk Factors"), the Portfolios may deal in over-the-counter traded options ("OTC options"). OTC options differ from exchange traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise, in which event a Portfolio may experience material losses. However, in writing options the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange traded options. Since there is no exchange, pricing is normally done by reference to information from market makers, which information is carefully monitored by the investment manager and verified in appropriate cases.

A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular option at any specific time. Consequently, a Portfolio may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when a Portfolio writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Portfolio originally wrote it. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security until the option expires or the option is exercised. Therefore, a covered call option writer of an OTC option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, a secured put writer of an OTC option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of such put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.

The Fund understands the position of the staff of the Securities and Exchange Commission ("SEC") to be that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities. The investment manager disagrees with this position and has found the dealers with which it engages in OTC options transactions generally agreeable to and capable of entering into closing transactions. The Portfolios have adopted procedures for engaging in OTC options for the purpose of reducing any potential adverse effect of such transactions upon the liquidity of the Portfolios. A brief description of such procedures is set forth below.

A Portfolio will only engage in OTC options transactions with dealers that have been specifically approved by the investment manager pursuant to procedures adopted by the Board of Trustees of the Fund. The investment manager believes that the approved dealers should be able to enter into closing transactions if necessary and, therefore, present minimal credit risks to a Portfolio. The investment manager will monitor the credit-worthiness of the approved dealers on an ongoing basis. A Portfolio currently will not engage in OTC options transactions if the amount invested by the Portfolio in OTC options, plus a "liquidity charge" related to OTC options written by the Portfolio, plus the amount invested by the Portfolio in illiquid securities, would exceed 15% of the Portfolio's net assets. The "liquidity charge" referred to above is computed as described below.

The Portfolio anticipates entering into agreements with dealers to which a Portfolio sells OTC options. Under these agreements the Portfolio would have the absolute right to repurchase the OTC options from the dealer at any time at a price no greater than a price established under the agreements (the "Repurchase Price"). The "liquidity charge" referred to above for a specific OTC option transaction will be the Repurchase Price related to the OTC option less the intrinsic value of the OTC option. The intrinsic value of an OTC call option for such purposes will be the amount by which the current market value of the underlying security exceeds the exercise price. In the case of an OTC put option, intrinsic value will be the amount by which the exercise price exceeds the current market value of the underlying security. If there is no such agreement requiring a dealer to allow a Portfolio to repurchase a specific OTC option written by the Portfolio, the "liquidity charge" will be the current market value of the assets serving as "cover" for such OTC option.

OPTIONS ON SECURITIES INDICES. Each Portfolio may purchase and write, call and put options on securities indices in an attempt to hedge against market conditions affecting the value of securities that the Portfolio owns or intends to purchase, and not for speculation. Through the writing or purchase of index options, a Portfolio can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike security options, all settlements are in cash and gain or loss depends upon price movements in the market generally (or in a particular industry or segment of the market), rather than upon price movements in individual securities. Price movements in securities that the Portfolio owns or intends to purchase will probably not correlate perfectly with movements in the level of an index since the prices of such securities may be affected by somewhat different factors and, therefore, the Portfolio bears the risk that a loss on an index option would not be completely offset by movements in the price of such securities.

When a Portfolio writes an option on a securities index, it will segregate, and mark-to-market, eligible securities equal in value to 100% of the exercise price in the case of a put, or the contract value in the case of a call. In addition, where the Portfolio writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Portfolio will segregate and mark-to-market, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.

A Portfolio may also purchase and sell options on other appropriate indices, as available, such as foreign currency indices. Options on futures contracts and index options involve risks similar to those risks relating to transactions in financial futures contracts described below. Also, an option purchased by a Portfolio may expire worthless, in which case the Portfolio would lose the premium paid therefor.

FINANCIAL FUTURES CONTRACTS. The Portfolios may enter into financial futures contracts for the future delivery of a financial instrument, such as a security, or an amount of foreign currency or the cash value of a securities index. This investment technique is designed primarily to hedge (i.e., protect) against anticipated future changes in market conditions or foreign exchange rates which otherwise might affect adversely the value of securities or other assets which the Portfolio holds or intends to purchase. A "sale" of a futures contract means the undertaking of a contractual obligation to deliver the securities or the cash value of an index or foreign currency called for by the contract at a specified price during a specified delivery period. A "purchase" of a futures contract means the undertaking of a contractual obligation to acquire the securities or cash value of an index or foreign currency at a specified price during a specified delivery period. At the time of delivery, in the case of fixed income securities pursuant to the contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than that specified in the contract. In some cases, securities called for by a futures contract may not have been issued at the time the contract was written.

Although some futures contracts by their terms call for the actual delivery or acquisition of securities or other assets, in most cases a party will close out the contractual commitment before delivery without having to make or take delivery of the underlying assets by purchasing (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the underlying securities or other assets. All transactions in the futures market are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. A Portfolio will incur brokerage fees when it purchases or sells contracts, and will be required to maintain margin deposits. At the time a Portfolio enters into a futures contract, it is required to deposit with its custodian, on behalf of the broker, a specified amount of cash or eligible securities, called "initial margin." The initial margin required for a futures contract is set by the exchange on which the contract is traded. Subsequent payments, called "variation margin," to and from the broker are made on a daily basis as the market price of the futures contract fluctuates. The costs incurred in connection with futures transactions could reduce a Portfolio's return. Futures contracts entail risks. If the investment manager's judgment about the general direction of markets or exchange rates is wrong, the overall performance may be poorer than if no such contracts had been entered into.

There may be an imperfect correlation between movements in prices of futures contracts and portfolio assets being hedged. In addition, the market prices of futures contracts may be affected by certain factors. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin requirements, distortions in the normal relationship between the assets and futures markets could result. Price distortions could also result if investors in futures contracts decide to make or take delivery of underlying securities or other assets rather than engage in closing transactions because of the resultant reduction in the liquidity of the futures market. In addition, because, from the point of view of speculators, the margin requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities or other assets and movements in the prices of futures contracts, a correct forecast of market trends by the investment manager may still not result in a successful hedging transaction. If any of these events should occur, the Portfolio could lose money on the financial futures contracts and also on the value of its portfolio assets.

OPTIONS ON FINANCIAL FUTURES CONTRACTS. A Portfolio may purchase and write call and put options on financial futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise, the writer of the option delivers the futures contract to the holder at the exercise price. A Portfolio would be required to deposit with its custodian initial margin and maintenance margin with respect to put and call options on futures contracts written by it. A Portfolio will establish segregated accounts or will provide cover with respect to written options on financial futures contracts in a manner similar to that described under "Options on Securities." Options on futures contracts involve risks similar to those risks relating to transactions in financial futures contracts described above. Also, an option purchased by a Portfolio may expire worthless, in which case the Portfolio would lose the premium paid therefor.

DELAYED DELIVERY TRANSACTIONS. A Portfolio may purchase or sell portfolio securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions involve a commitment by a Portfolio to purchase or sell securities with payment and delivery to take place in the future in order to secure what is considered to be an advantageous price or yield to the Portfolio at the time of entering into the transaction. When a Portfolio enters into a delayed delivery purchase, it becomes obligated to purchase securities and it has all the rights and risks attendant to ownership of a security, although delivery and payment occur at a later date. The value of fixed income securities to be delivered in the future will fluctuate as interest rates vary. At the time a Portfolio makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. Likewise, at the time a Portfolio makes the commitment to sell a security on a delayed delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the security sold pursuant to a delayed delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. A Portfolio generally has the ability to close out or "roll over" a purchase obligation on or before the settlement date, rather than take delivery of the security.

REGULATORY RESTRICTIONS. To the extent required to comply with SEC Release No. IC-10666, when purchasing a futures contract, writing a put option or entering into a forward currency exchange purchase or a delayed delivery purchase, a Portfolio will maintain in a segregated account cash or liquid securities equal to the value of such contracts. A Portfolio will use cover in connection with selling a futures contract.

A Portfolio will not engage in transactions in financial futures contracts or options thereon for speculation, but only in an attempt to hedge against changes in interest rates or market conditions affecting the value of securities which the Portfolio holds or intends to purchase.

FOREIGN CURRENCY OPTIONS. The Portfolios may engage in foreign currency options transactions. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options any time prior to expiration.

A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect the Portfolio against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if a Portfolio were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if the Portfolio had entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, the Portfolio would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.

FOREIGN CURRENCY FUTURES TRANSACTIONS. As part of their financial futures transactions (see "Financial Futures Contracts" and "Options on Financial Futures Contracts" above), the Portfolios may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, a Portfolio may be able to achieve many of the same objectives as through forward foreign currency exchange contracts more effectively and possibly at a lower cost.

Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days ("term") from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. The investment manager believes that it is important to have the flexibility to enter into such forward contracts when it determines that to do so is in the best interests of a Portfolio. A Portfolio will not speculate in foreign currency exchange.

If a Portfolio retains the portfolio security and engages in an offsetting transaction with respect to a forward contract, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between a Portfolio's entering into a forward contract for the sale of foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio would realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio would suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might result should the value of such currency increase. A Portfolio may have to convert its holdings of foreign currencies into U.S. Dollars from time to time in order to meet such needs as Portfolio expenses and redemption requests. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.

A Portfolio will not enter into forward contracts or maintain a net exposure in such contracts when the Portfolio would be obligated to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency. A Portfolio segregates cash or liquid securities to the extent required by applicable regulation in connection with forward foreign currency exchange contracts entered into for the purchase of a foreign currency. A Portfolio generally does not enter into a forward contract with a term longer than one year.

REPURCHASE AGREEMENTS. A Portfolio may invest in repurchase agreements, which are instruments under which the Portfolio acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during the Portfolio's holding period. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Portfolio might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. The securities underlying a repurchase agreement will be marked-to-market every business day so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon. No Portfolio currently intends to invest more than 5% of its net assets in repurchase agreements during the current year.

SHORT SALES AGAINST-THE-BOX. A Portfolio may make short sales against-the-box for the purpose of, but not limited to, deferring realization of loss when deemed advantageous for federal income tax purposes. A short sale "against-the-box" is a short sale in which the Portfolio owns at least an equal amount of the securities sold short or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and at least equal in amount to, the securities sold short. A Portfolio may engage in such short sales only to the extent that not more than 10% of the Portfolio's total assets (determined at the time of the short sale) is held as collateral for such sales. No Portfolio currently intends, however, to engage in such short sales to the extent that more than 5% of its net assets will be held as collateral therefor during the current year.

OTHER CONSIDERATIONS--HIGH YIELD (HIGH RISK) BONDS. As reflected in the prospectus, a Portfolio may invest a portion of its assets in fixed income securities that are in the lower rating categories of recognized rating agencies (i.e., junk bonds) or are non-rated. No Portfolio currently intends to invest more than 5% of its net assets in junk bonds. These lower rated or non-rated fixed income securities are considered, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

The market values of such securities tend to reflect individual corporate developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower rated securities also tend to be more sensitive to economic conditions than are higher rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, regarding lower rated bonds may depress the prices for such securities. These and other factors adversely affecting the market value of high yield securities will adversely affect a Portfolio's net asset value. Although some risk is inherent in all securities ownership, holders of fixed income securities have a claim on the assets of the issuer prior to the holders of common stock. Therefore, an investment in fixed income securities generally entails less risk than an investment in common stock of the same issuer.

High yield securities frequently are issued by corporations in the growth stage of their development. They may also be issued in connection with a corporate reorganization or a corporate takeover. Companies that issue such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or recession, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

Zero coupon securities and pay-in-kind bonds involve additional special considerations. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified cash payment date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amount or par value. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do securities paying interest currently with similar maturities and credit quality. Zero coupon, pay-in-kind or deferred interest bonds carry additional risk in that unlike bonds that pay interest throughout the period to maturity, a Portfolio will realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the Portfolio may obtain no return at all on its investment.

Additional information concerning high yield securities appears under "Appendix--Ratings of Fixed Income Investments."

COLLATERALIZED OBLIGATIONS. Each Portfolio will currently invest in only those collateralized obligations that are fully collateralized and that meet the quality standards otherwise applicable to the Portfolio's investments. Fully collateralized means that the collateral will generate cash flows sufficient to meet obligations to holders of the collateralized obligations under even the most conservative prepayment and interest rate projections. Thus, the collateralized obligations are structured to anticipate a worst case prepayment condition and to minimize the reinvestment rate risk for cash flows between coupon dates for the collateralized obligations. A worst case prepayment condition generally assumes immediate prepayment of all securities purchased at a premium and zero prepayment of all securities purchased at a discount. Reinvestment rate risk may be minimized by assuming very conservative reinvestment rates and by other means such as by maintaining the flexibility to increase principal distributions in a low interest rate environment. The effective credit quality of the collateralized obligations in such instances is the credit quality of the issuer of the collateral. The requirements as to collateralization are determined by the issuer or sponsor of the collateralized obligation in order to satisfy rating agencies, if rated. None of the Portfolios currently intends to invest more than 5% of its net assets in collateralized obligations that are collateralized by a pool of credit card or automobile receivables or other types of assets rather than a pool of mortgages, mortgage-backed securities or U.S. Government securities. Currently, none of the Portfolios intends to invest more than 5% of its net assets in inverse floaters as described in the prospectus (the "Investment Techniques--Collateralized Obligations").

Payments of principal and interest on the underlying collateral securities are not passed through directly to the holders of the collateralized obligations as such. Collateralized obligations often are issued in two or more classes with varying maturities and stated rates of interest. Because interest and principal payments on the underlying securities are not passed through directly to holders of collateralized obligations, such obligations of varying maturities may be secured by a single portfolio or pool of securities, the payments on which are used to pay interest on each class and to retire successive maturities in sequence. These relationships may in effect "strip" the interest payments from principal payments of the underlying securities and allow for the separate purchase of either the interest or the principal payments, sometimes called interest only ("IO") and principal only ("PO") securities. Collateralized obligations are designed to be retired as the underlying securities are repaid. In the event of prepayment on or call of such securities, the class of collateralized obligation first to mature generally will be paid down first. Therefore, although in most cases the issuer of collateralized obligations will not supply additional collateral in the event of such prepayment, there will be sufficient collateral to secure collateralized obligations that remain outstanding. It is anticipated that no more than 5% of a Portfolio's net assets will be invested in IO and PO securities. Governmentally-issued and privately-issued IO's and PO's will be considered illiquid for purposes of a Portfolio's limitation on illiquid securities, however, the Board of Trustees may adopt guidelines under which governmentally-issued IO's and PO's may be determined to be liquid.

In reliance on an interpretation by the SEC, a Portfolio's investments in certain qualifying collateralized obligations are not subject to the limitations in the 1940 Act regarding investments by a registered investment company, such as the Fund, in another investment company.

ZERO COUPON GOVERNMENT SECURITIES. Subject to its investment objective and policies, a Portfolio may invest in zero coupon U.S. Government securities. Zero coupon bonds are purchased at a discount from the face amount. The buyer receives only the right to receive a fixed payment on a certain date in the future and does not receive any periodic interest payments. These securities may include those created directly by the U.S. Treasury and those created as collateralized obligations through various proprietary custodial, trust or other relationships. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates any opportunity to reinvest earnings at higher rates. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than those of comparable securities that pay interest currently, which fluctuation is greater as the period to maturity is longer. Zero coupon bonds created as collateralized obligations are similar to those created through the U.S. Treasury, but the former investments do not provide absolute certainty of maturity or of cash flows after prior classes of the collateralized obligations are retired. No Portfolio currently intends to invest more than 5% of its net assets in zero coupon U.S. Government securities during the current year.

PORTFOLIO TRANSACTIONS

Zurich Kemper Investments, Inc. ("ZKI") and its affiliates furnish investment management services for the Kemper Funds, Zurich Money Funds and other clients including affiliated insurance companies. Zurich Investment Management Limited ("ZIML") and Zurich Kemper Value Advisors, Inc. ("ZKVA") are sub-advisers for the Fund. ZKI and its affiliates may share some common research and trading facilities. At times investment decisions may be made to purchase or sell the same investment securities for a Portfolio and for one or more of the other clients managed by ZKI or its affiliates. When two or more of such clients are simultaneously engaged in the purchase or sale of the same security through the same trading facility, the transactions are allocated as to amount and price in a manner considered equitable to each.

National securities exchanges have established limitations governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert. An exchange may order the liquidation of positions found to be in violation of these limits, and it may impose certain other sanctions. These position limits may restrict the number of options a Portfolio will be able to write on a particular security.

The above mentioned factors may have a detrimental effect on the quantities or prices of securities, options or futures contracts available to a Portfolio. On the other hand, the ability of a Portfolio to participate in volume transactions may produce better executions for a Portfolio in some cases. The Board of Trustees of the Fund believes that the benefits of ZKI's, ZIML's and ZKVA's organizations outweigh any limitations that may arise from simultaneous transactions or position limitations.

ZKI, ZIML and ZKVA, in effecting purchases and sales of portfolio securities for the account of each Portfolio, will implement the Fund's policy of seeking best execution of orders. ZKI, ZIML and ZKVA may be permitted to pay higher brokerage commissions for research services as described below. Consistent with this policy, orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services, which include execution, financial responsibility, responsiveness, clearance procedures, wire service quotations and statistical and other research information provided to a Portfolio and ZKI and its affiliates. Subject to seeking best execution of an order, brokerage is allocated on the basis of all services provided. Any research benefits derived are available for all clients of ZKI and its affiliates. In selecting among firms believed to meet the criteria for handling a particular transaction, ZKI, ZIML and ZKVA may give consideration to those firms that have sold or are selling shares of the Fund and of other funds managed by ZKI or its affiliates, as well as to those firms that provide market, statistical and other research information to a Portfolio and ZKI and its affiliates; although ZKI, ZIML and ZKVA are not authorized to pay higher commissions to firms that provide such services, except as described below.

ZKI, ZIML and ZKVA may in certain instances be permitted to pay higher brokerage commissions solely for receipt of market, statistical and other research services as defined in Section 28(e) of the Securities Exchange Act of 1934 and interpretations thereunder. Such services may include among other things: economic, industry or company research reports or investment recommendations; computerized databases; quotation and execution equipment and software; and research or analytical computer software and services. Where products or services have a "mixed use," a good faith effort is made to make a reasonable allocation of the cost of the products or services in accordance with the anticipated research and non-research uses and the cost attributable to non-research use is paid by ZKI or one of its affiliates in cash. Subject to Section 28(e) and procedures adopted by the Board of Trustees, a Portfolio could pay a firm that provides research services a commission for effecting a securities transaction for the Portfolio in excess of the amount other firms would have charged for the transaction if ZKI, ZIML and ZKVA determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing firm viewed in terms either of a particular transaction or ZKI's, ZIML's and ZKVA's overall responsibilities to the Portfolio and other clients. Not all of such research services may be useful or of value in advising a particular Portfolio. Research benefits will be available for all clients of ZKI and its affiliates. The investment management fee paid by a Portfolio to ZKI is not reduced because these research services are received.

The table below shows total brokerage commissions paid by each Portfolio for the fiscal year ended July 31, 1997, for the period December 29, 1995 (commencement of operations) to July 31, 1996 and, for the most recent fiscal year, the percentage thereof that was allocated to firms based upon research information provided.

                                                                       ALLOCATED TO FIRMS
                                                                            BASED ON        DECEMBER 29, 1995
                                                                          RESEARCH IN               TO
                       PORTFOLIO                         FISCAL 1997      FISCAL 1997         JULY 31, 1996
                       ---------                         -----------   ------------------   -----------------
Horizon 20+............................................   $137,000            86%                $54,000
Horizon 10+............................................   $104,000            84%                $40,000
Horizon 5..............................................   $ 43,000            86%                $15,000

INVESTMENT MANAGER AND UNDERWRITER

INVESTMENT MANAGER. ZKI, 222 South Riverside Plaza, Chicago, Illinois 60606, is the Fund's investment manager. ZKI is wholly owned by ZKI Holding Corp. ZKI Holding Corp. is a more than 90% owned subsidiary of Zurich Holding Company of America, Inc., which is a wholly owned subsidiary of Zurich Insurance Company, a leading internationally recognized provider of insurance and financial services in property/casualty and life insurance, reinsurance and structured financial solutions as well as asset management. Pursuant to an investment management agreement, ZKI acts as the Fund's investment adviser, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as trustees or officers of the Fund if elected to such positions. The investment management agreement provides that the Fund pays the charges and expenses of its operations, including the fees and expenses of the trustees (except those who are officers or employees of ZKI), independent auditors, counsel, custodian and transfer agent and the cost of share certificates, reports and notices to shareholders, brokerage commissions or transaction costs, costs of calculating net asset value, taxes and membership dues. The Fund bears the expenses of registration of its shares with the Securities and Exchange Commission, while Zurich Kemper Distributors, Inc. ("ZKDI"), as principal underwriter, pays the cost of qualifying and maintaining the qualification of the Fund's shares for sale under the securities laws of the various states.

The investment management agreement provides that ZKI shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of ZKI in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under each agreement.

The Fund's investment management agreement continues in effect from year to year so long as its continuation is approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund and (b) by the shareholders or the Board of Trustees. The Fund's investment management agreement may be terminated at any time for a Portfolio upon 60 days notice by either party, or by a majority vote of the outstanding shares of the Portfolio, and will terminate automatically upon assignment. If additional Portfolios become subject to the investment management agreement, the provisions concerning continuation, amendment and termination shall be on a Portfolio-by-Portfolio basis. Additional Portfolios may be subject to a different agreement.

ZKI is paid an investment management fee, monthly, by each Portfolio, at the annual rates shown below.

                                                              MANAGEMENT FEE
          AVERAGE DAILY NET ASSETS OF A PORTFOLIO                 RATES
          ---------------------------------------             --------------
$0 - $250 million...........................................       .58%
$250 million - $1 billion...................................       .55
$1 billion - $2.5 billion...................................       .53
$2.5 billion - $5 billion...................................       .51
$5 billion - $7.5 billion...................................       .48
$7.5 billion - $10 billion..................................       .46
$10 billion - $12.5 billion.................................       .44
Over $12.5 billion..........................................       .42

The table below shows investment management fees paid by each Portfolio for the fiscal year ended July 31, 1997 and for the period December 29, 1995 (commencement of operations) to July 31, 1996.

                                                                               DECEMBER 29, 1995
                                                                                       TO
                         PORTFOLIO                              FISCAL 1997      JULY 31, 1996
                         ---------                              -----------    ------------------
Horizon 20+.................................................     $225,000            26,000
Horizon 10+.................................................     $234,000            27,000
Horizon 5...................................................     $130,000            16,000

FUND SUB-ADVISERS. ZKVA, 280 Park Avenue, 40th Floor, New York, New York 10017, is the sub-adviser for the value portion of each Portfolio. ZKVA is a wholly owned subsidiary of ZKI. ZKVA acts as sub-adviser pursuant to the terms of a Sub-Advisory Agreement between it and ZKI.

Under the terms of the Sub-Advisory Agreement, ZKVA will manage the value portion of each Portfolio and will provide such investment advice, research and assistance as ZKI may, from time to time, reasonably request. ZKVA may, under the terms of the Sub-Advisory Agreement, render similar services to others including other investment companies. For its services, ZKVA will receive from ZKI a monthly fee at the annual rate of .25% of the portion of the average daily net assets of each Portfolio allocated by ZKI to ZKVA for management. ZKVA permits any of its officers or employees to serve without compensation as trustees or officers of the Fund if elected to such positions.

The Sub-Advisory Agreement provides that ZKVA will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Sub-Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of ZKVA in the performance of its duties or from reckless disregard by ZKVA of its obligations and duties under the Sub-Advisory Agreement.

The Sub-Advisory Agreement continues in effect from year to year so long as its continuation is approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund and (b) by the shareholders or the Board of Trustees. The Sub-Advisory Agreement may be terminated at any time for a Portfolio upon 60 days notice by ZKI, ZKVA or the Board of Trustees, or by a majority vote of the outstanding shares of the Portfolio, and will terminate automatically upon assignment or upon the termination of the Fund's investment management agreement. If additional Portfolios become subject to the Sub-Advisory Agreement, the provisions concerning continuation, amendment and termination shall be on a Portfolio-by-Portfolio basis. Additional Portfolios may be subject to a different agreement.

The table below shows sub-adviser fees paid by ZKI to ZKVA with respect to each Portfolio for the fiscal year ended July 31, 1997 and for the period December 29, 1995 (commencement of operations) to July 31, 1996.

                                                                               DECEMBER 29, 1995
                                                                                      TO
                         PORTFOLIO                              FISCAL 1997      JULY 31, 1996
                         ---------                              -----------    -----------------
Horizon 20+.................................................      $24,000            1,000
Horizon 10+.................................................      $19,000            1,000
Horizon 5...................................................      $ 7,000                0

ZIML, 1 South Place, London, U.K. EC2M 2ZS, an indirect subsidiary of Zurich Insurance Company, is the sub-adviser for the foreign securities portion of each Portfolio. ZIML acts as a sub-adviser for the Fund pursuant to the terms of a Sub-Advisory Agreement between it and ZKI.

Under the terms of the Sub-Advisory Agreement, ZIML renders investment advisory and management services with regard to such portion of the Fund's Portfolios as may be allocated to ZIML by ZKI from time to time for management of foreign securities, including foreign currency transactions and related investments. ZIML may, under the terms of the Sub-Advisory Agreement, render similar services to others including other investment companies. For its services, ZIML will receive from ZKI a monthly fee at the annual rate of .35% of the portion of the average daily net assets of the Fund allocated by ZKI to ZIML for management. ZIML permits any of its officers or employees to serve without compensation as trustees or officers of the Fund if elected to such positions.

The Sub-Advisory Agreement provides that ZIML will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Sub-Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of ZIML in the performance of its duties or from reckless disregard by ZIML of its obligations and duties under the Sub-Advisory Agreement.

The Sub-Advisory Agreement continues in effect from year to year so long as its continuation is approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund and (b) by the shareholders or the Board of Trustees. The Sub-Advisory Agreement may be terminated at any time for the Fund upon 60 days notice by ZKI, ZIML or the Board of Trustees, or by a majority vote of the outstanding shares of the Fund, and will terminate automatically upon assignment or upon the termination of the Fund's investment management agreement. If additional Portfolios become subject to the Sub-Advisory Agreement, the provisions concerning continuation, amendment and termination shall be on a Portfolio-by-Portfolio basis. Additional Portfolios may be subject to a different agreement.

The table below shows sub-adviser fees paid by ZKI to ZIML with respect to each Portfolio for the fiscal year ended July 31, 1997.

                         PORTFOLIO                              FISCAL 1997
                         ---------                              -----------
Horizon 20+.................................................      $26,000
Horizon 10+.................................................      $20,000
Horizon 5...................................................      $ 8,000

PRINCIPAL UNDERWRITER. Pursuant to separate underwriting and distribution services agreements ("distribution agreements"), Zurich Kemper Distributors, Inc. ("ZKDI"), a wholly-owned subsidiary of ZKI, is the principal underwriter and distributor for the shares of the Fund and acts as agent of the Fund in the continuous offering of its shares. ZKDI bears all its expenses of providing services pursuant to the distribution agreements, including the payment of any commissions. The Fund pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and ZKDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. ZKDI also pays for supplementary sales literature and advertising costs.

The distribution agreement continues in effect from year to year so long as such continuance is approved for each class at least annually by a vote of the Board of Trustees of the Fund, including the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the agreement. The agreement automatically terminates in the event of its assignment and may be terminated for a class or a Portfolio at any time without penalty by the Fund or by ZKDI upon 60 days' notice. Termination by the Fund with respect to a class or a Portfolio may be by vote of a majority of the Board of Trustees, or a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the agreement, or a "majority of the outstanding voting securities" of the class or the Portfolio, as defined under the Investment Company Act of 1940. The agreement may not be amended for a class to increase the fee to be paid by the Portfolio with respect to such class without approval by a majority of the outstanding voting securities of such class of such Portfolio and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the agreement. The provisions concerning the continuation, amendment and termination of the distribution agreement are on a Portfolio-by-Portfolio basis and for the Portfolio on a class by class basis.

CLASS A SHARES. The following information concerns the underwriting commissions paid in connection with the distribution of each Portfolio's Class A shares for the fiscal year ended July 31, 1997 and for the period December 29, 1995 (commencement of operations) to July 31, 1996.

                                                COMMISSIONS RETAINED    COMMISSIONS ZKDI      COMMISSIONS PAID TO
              PORTFOLIO                 YEAR          BY ZKDI           PAID TO ALL FIRMS    ZKDI AFFILIATED FIRMS
              ---------                 ----    --------------------    -----------------    ---------------------
Horizon 20+...........................  1997          $23,000                198,000                     0
                                        1996          $ 7,000                160,000                16,000
Horizon 10+...........................  1997          $31,000                219,000                     0
                                        1996          $14,000                235,000                21,000
Horizon 5.............................  1997          $20,000                127,000                     0
                                        1996          $ 7,000                154,000                10,000

CLASS B SHARES AND CLASS C SHARES. Since the distribution agreement provides for fees charged to Class B and Class C shares that are used by ZKDI to pay for distribution services (see the prospectus under "Investment Manager and Underwriter"), the agreement (the "Plan") is approved and renewed separately for the Class B and Class C shares in accordance with Rule 12b-1 under the Investment Company Act of 1940, which regulates the manner in which an investment company may, directly or indirectly, bear expenses of distributing its shares. Expenses of the Portfolios and of ZKDI in connection with the Rule 12b-1 Plans for the Class B and Class C shares for the fiscal year ended July 31, 1997 and for the period December 29, 1995 (commencement of operations) to July 31, 1996 are set forth below. A portion of the marketing, sales and operating expenses shown below could be considered overhead expenses.

                                                                            TOTAL
                                          DISTRIBUTION    CONTINGENT     COMMISSIONS     COMMISSIONS
                                           FEES PAID       DEFERRED        PAID BY         PAID BY
                                            BY FUND      SALES CHARGES      ZKDI           ZKDI TO
    PORTFOLIO CLASS B SHARES       YEAR     TO ZKDI         TO ZKDI       TO FIRMS     AFFILIATED FIRMS
    ------------------------       ----   ------------   -------------   -----------   ----------------
Horizon 20+......................  1997     $148,000        20,000         565,000               0
                                   1996     $ 16,000         3,000         270,000          32,000
Horizon 10+......................  1997     $141,000        19,000         490,000               0
                                   1996     $ 17,000         1,000         261,000          32,000
Horizon 5........................  1997     $ 90,000        14,000         264,000               0
                                   1996     $ 11,000         6,000         186,000          15,000

                                                   OTHER DISTRIBUTION EXPENSES PAID BY ZKDI
                                          -----------------------------------------------------------
                                          ADVERTISING                MARKETING     MIS.
                                              AND       PROSPECTUS   AND SALES   OPERATING   INTEREST
    PORTFOLIO CLASS B SHARES       YEAR   LITERATURE     PRINTING    EXPENSES    EXPENSES    EXPENSE
    ------------------------       ----   -----------   ----------   ---------   ---------   --------
Horizon 20+......................  1997     106,000       8,000       260,000     43,000      80,000
                                   1996      37,000       2,000        79,000     12,000       9,000
Horizon 10+......................  1997      90,000       6,000       223,000     38,000      75,000
                                   1996      36,000       2,000        76,000     12,000       8,000
Horizon 5........................  1997      50,000       4,000       122,000     29,000      49,000
                                   1996      28,000       2,000        57,000     10,000       6,000

                                                          CONTINGENT        TOTAL
                                          DISTRIBUTION     DEFERRED      DISTRIBUTION     DISTRIBUTION
                                           FEES PAID         SALES       FEES PAID BY     FEES PAID BY
                                            BY FUND         CHARGES          ZKDI           ZKDI TO
    PORTFOLIO CLASS C SHARES       YEAR     TO ZKDI         TO ZKDI        TO FIRMS     AFFILIATED FIRMS
    ------------------------       ----   ------------   -------------   ------------   ----------------
Horizon 20+......................  1997     $ 17,000             0           22,000               0
                                   1996     $  2,000             0            5,000               0
Horizon 10+......................  1997     $ 27,000         4,000           24,000               0
                                   1996     $  2,000             0            5,000               0
Horizon 5........................  1997     $ 14,000         1,000           15,000               0
                                   1996     $  1,000             0            4,000               0

                                                  OTHER DISTRIBUTION EXPENSES PAID BY ZKDI
                                         -----------------------------------------------------------
                                         ADVERTISING                MARKETING     MIS.
                                             AND       PROSPECTUS   AND SALES   OPERATING   INTEREST
    PORTFOLIO CLASS C SHARES       YEAR  LITERATURE     PRINTING    EXPENSES    EXPENSES    EXPENSE
    ------------------------       ----  -----------   ----------   ---------   ---------   --------
Horizon 20+......................  1997     18,000       1,000        44,000     15,000       5,000
                                   1996      5,000           0         9,000      2,000           0
Horizon 10+......................  1997     24,000       2,000        58,000     16,000       6,000
                                   1996      5,000           0        10,000      1,000           0
Horizon 5........................  1997     12,000       1,000        28,000     14,000       4,000
                                   1996      4,000           0         8,000      1,000           0

ADMINISTRATIVE SERVICES. Administrative services are provided to the Fund under an administrative services agreement ("administrative agreement") with ZKDI. ZKDI bears all its expenses of providing services pursuant to the administrative agreement between ZKDI and the Fund, including the payment of service fees. Each Portfolio pays ZKDI an administrative services fee, payable monthly, at an annual rate of up to .25% of average daily net assets of the Class A, B and C shares of the Portfolio.

ZKDI has entered into related arrangements with various broker-dealer firms and other service or administrative firms ("firms"), that provide services and facilities for their customers or clients who are investors of the Fund. The firms provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Fund, assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. For Class A shares, ZKDI pays each firm a service fee, normally payable quarterly, at an annual rate of up to .25% of the net assets in each Portfolio account that it maintains and services attributable to Class A shares, commencing with the month after investment. For Class B and Class C shares, ZKDI currently advances to firms the first-year service fee at a rate of up to .25% of the purchase price of such shares. For periods after the first year, ZKDI currently intends to pay firms a service fee at a rate of up to .25% (calculated monthly and normally paid quarterly) of the net assets attributable to Class B and Class C shares maintained and serviced by the firm. After the first year, a firm becomes eligible for the quarterly service fee and the fee continues until terminated by ZKDI or the Fund. Firms to which service fees may be paid include broker-dealers affiliated with ZKDI.

The following information concerns the administrative services fee paid by each Portfolio for the fiscal year ended July 31, 1997 and the period December 29, 1995 (commencement of operations) to July 31, 1996.

                                           ADMINISTRATIVE SERVICE FEES
                                                  PAID BY FUND           SERVICE FEES      SERVICE FEES
                                           ---------------------------   PAID BY ZKDI      PAID BY ZKDI
            PORTFOLIO               YEAR   CLASS A   CLASS B   CLASS C     TO FIRMS     TO AFFILIATED FIRMS
            ---------               ----   -------   -------   -------   ------------   -------------------
Horizon 20+......................   1997   $34,000   49,000     5,000       96,000                 0
                                    1996   $ 4,000    5,000     1,000       25,000             3,000
Horizon 10+......................   1997   $40,000   47,000     9,000      100,000                 0
                                    1996   $ 4,000    6,000     1,000       26,000             3,000
Horizon 5........................   1997   $19,000   30,000     5,000       57,000                 0
                                    1996   $ 2,000    4,000         0       17,000             1,000

ZKDI also may provide some of the above services and may retain any portion of the fee under the administrative agreement not paid to firms to compensate itself for administrative functions performed for the Portfolio. Currently, the administrative services fee payable to ZKDI is based only upon Portfolio assets in accounts for which a firm provides administrative services and it is intended that ZKDI will pay all the administrative services fee that it receives from a Portfolio to firms in the form of service fees. The effective administrative services fee rate to be charged against all assets of a Portfolio while this procedure is in effect will depend upon the proportion of Portfolio assets that is in accounts for which a firm of record provides administrative services. The Board of Trustees, in its discretion, may approve basing the fee to ZKDI on all Portfolio assets in the future.

Certain trustees or officers of the Fund are also directors or officers of ZKI, ZKVA or ZKDI as indicated under "Officers and Trustees."

CUSTODIAN, TRANSFER AGENT AND SHAREHOLDER SERVICE AGENT. Investors Fiduciary Trust Company ("IFTC"), 801 Pennsylvania Avenue, Kansas City, Missouri 64105, as custodian and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as sub-custodian, have custody of all securities and cash of the Fund maintained in the United States. The Chase Manhattan Bank, Chase MetroTech Center, Brooklyn, New York 11245, as custodian, has custody of all securities and cash of the Fund held outside of the United States. They attend to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by each Portfolio. IFTC is also the Fund's transfer agent and dividend-paying agent. Pursuant to a services agreement with IFTC, Zurich Kemper Service Company ("ZKSC"), an affiliate of ZKI, serves as "Shareholder Service Agent" of the Fund and, as such, performs all of IFTC's duties as transfer agent and dividend paying agent. IFTC receives as transfer agent, and pays to ZKSC, annual account fees of $6 per account plus account set up, transaction and maintenance charges, annual fees associated with the contingent deferred sales charge (Class B only) and out-of-pocket expense reimbursement. IFTC's fee is reduced by certain earnings credits in favor of the Portfolios.

The following shows for each Portfolio, for the fiscal year ended July 31, 1997 and for the period December 29, 1995 (commencement of operations) to July 31, 1996, the shareholder service fees IFTC remitted to ZKSC.

                                                                                DECEMBER 29, 1995
                                                                                       TO
                                                                FISCAL 1997       JULY 31, 1996
                                                                 FEES IFTC          FEES IFTC
                         PORTFOLIO                              PAID TO ZKSC      PAID TO ZKSC
                         ---------                              ------------    -----------------
Horizon 20+.................................................      $224,000           20,000
Horizon 10+.................................................      $179,000           12,000
Horizon 5...................................................      $ 65,000            5,000

INDEPENDENT AUDITORS AND REPORTS TO SHAREHOLDERS. The Fund's independent auditors, Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606, audit and report on the Fund's annual financial statements, review certain regulatory reports and the Fund's federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

LEGAL COUNSEL. Vedder, Price, Kaufman & Kammholz, 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to the Fund.

PURCHASE AND REDEMPTION OF SHARES

As described in the Fund's prospectus, shares of a Portfolio are sold at their public offering price, which is the net asset value per share of the Portfolio next determined after an order is received in proper form plus, with respect to Class A shares, an initial sales charge. The minimum initial investment is $1,000 and the minimum subsequent investment is $100 but such minimum amounts may be changed at any time. See the prospectus for certain exceptions to these minimums. An order for the purchase of shares that is accompanied by a check drawn on a foreign bank (other than a check drawn on a Canadian bank in U.S. Dollars) will not be considered in proper form and will not be processed unless and until the Fund determines that it has received payment of the proceeds of the check. The time required for such a determination will vary and cannot be determined in advance.

Upon receipt by the Shareholder Service Agent of a request for redemption, shares of a Portfolio will be redeemed by the Fund at the applicable net asset value per share of such Portfolio as described in the Fund's prospectus.

Scheduled variations in or the elimination of the initial sales charge for purchases of Class A shares or the contingent deferred sales charge for redemptions of Class B shares or Class C shares by certain classes of persons or through certain types of transactions as described in the prospectus is provided because of anticipated economies in sales and sales related efforts.

The Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the New York Stock Exchange (the "Exchange") is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of a Portfolio's investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of a Portfolio's net assets, or (c) for such other periods as the Securities and Exchange Commission may by order permit for the protection of the Fund's shareholders.

The conversion of Class B shares to Class A shares may be subject to the continuing availability of an opinion of counsel, ruling by the Internal Revenue Service or other assurance acceptable to the Fund to the effect that (a) the assessment of the distribution services fee with respect to Class B shares and not Class A shares does not result in a Portfolio's dividends constituting "preferential dividends" under the Internal Revenue Code, and (b) that the conversion of Class B shares to Class A shares does not constitute a taxable event under the Internal Revenue Code. The conversion of Class B shares to Class A shares may be suspended if such assurance is not available. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the distribution services fee for an indefinite period that may extend beyond the proposed conversion date as described in the prospectus.

DIVIDENDS AND TAXES

DIVIDENDS. Each Portfolio normally distributes dividends of net investment income as follows: annually for the Horizon 20+ Portfolio; semi-annually for the Horizon 10+ Portfolio and quarterly for the Horizon 5 Portfolio. Each Portfolio distributes any net realized short-term and long-term capital gains at least annually.

The Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of a Portfolio's net investment income and net short-term and long-term capital gains as the Board of Trustees determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, the Fund may make additional distributions of a Portfolio's net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Internal Revenue Code (the "Code"). Dividends will be reinvested in shares of the Portfolio paying such dividends unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Kemper Funds as described in the prospectus.

The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C shares than for Class A shares primarily as a result of the distribution services fee applicable to Class B and Class C shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

TAXES. Each Portfolio intends to continue to qualify as a regulated investment company under Subchapter M of the Code and, if so qualified, a Portfolio will not be liable for federal income taxes to the extent its earnings are distributed. One of the Subchapter M requirements to be satisfied is that less than 30% of a Portfolio's gross income during its fiscal year must be derived from gains (not reduced by losses) from the sale or other disposition of securities and certain other investments held for less than three months. A Portfolio may be limited in its options, futures and foreign currency transactions in order to prevent recognition of such gains.

A Portfolio's options, futures and foreign currency transactions are subject to special tax provisions that may accelerate or defer recognition of certain gains or losses, change the character of certain gains or losses, or alter the holding periods of certain of the Portfolio's securities.

The mark-to-market rules of the Code may require a Portfolio to recognize unrealized gains and losses on certain options and futures held by the Portfolio at the end of the fiscal year. Under these provisions, 60% of any capital gain net income or loss recognized will generally be treated as long-term and 40% as short-term. However, although certain forward contracts on foreign currency are marked-to-market, the gain or loss is generally ordinary under
Section 988 of the Code. In addition, the straddle rules of the Code would require deferral of certain losses realized on positions of a straddle to the extent that the Portfolio had unrealized gains in offsetting positions at year end.

Gains and losses attributable to fluctuations in the value of foreign currencies will be characterized generally as ordinary gain or loss under Section 988 of the Code. For example, if a Portfolio sold a foreign bond and part of the gain or loss on the sale was attributable to an increase or decrease in the value of a foreign currency, then the currency gain or loss may be treated as ordinary income or loss. If such transactions result in greater net ordinary income, the dividends paid on behalf of the Portfolio will be increased; if the result of such transactions is lower net ordinary income, a portion of dividends paid could be classified as a return of capital.

A 4% excise tax is imposed on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. The required distribution is the sum of 98% of the Portfolio's net investment income for the calendar year plus 98% of its capital gain net income for the one-year period ending October 31, plus any undistributed net investment income from the prior calendar year, plus any undistributed capital gain net income from the one year period ended October 31 of the prior calendar year, minus any overdistribution in the prior calendar year. For purposes of calculating the required distribution, foreign currency gains or losses occurring after October 31 are taken into account in the following calendar year. The Fund intends to declare or distribute dividends of the Portfolios during the appropriate periods of an amount sufficient to prevent imposition of the 4% excise tax.

A shareholder who redeems shares of a Portfolio will recognize capital gain or loss for federal income tax purposes measured by the difference between the value of the shares redeemed and the adjusted cost basis of the shares. Any loss recognized on the redemption of Portfolio shares held six months or less will be treated as long-term capital loss to the extent that the shareholder has received any long-term capital gain dividends on such shares. A shareholder who has redeemed shares of a Portfolio or other Kemper Mutual Fund listed in the prospectus under "Special Features--Class A Shares--Combined Purchases" (other than shares of Kemper Cash Reserves Fund not acquired by exchange from another Kemper Mutual Fund) may reinvest the amount redeemed at net asset value at the time of the reinvestment in shares of the Portfolio or in shares of a Kemper Mutual Fund within six months of the redemption as described in the prospectus under "Redemption or Repurchase of Shares--Reinvestment Privilege." If redeemed shares were purchased after October 3, 1989 and were held less than 91 days, then the lesser of (a) the sales charge waived on the reinvested shares, or (b) the sales charge incurred on the redeemed shares, is included in the basis of the reinvested shares and is not included in the basis of the redeemed shares. If a shareholder realized a loss on the redemption or exchange of a Portfolio's shares and reinvests in shares of the same Portfolio 30 days before or after the redemption or exchange, the transactions may be subject to the wash sale rules resulting in a postponement of the recognition of such loss for federal income tax purposes. An exchange of a Portfolio's shares for shares of another fund is treated as a redemption and reinvestment for federal income tax purposes upon which gain or loss may be recognized.

A Portfolio's investment income derived from foreign securities may be subject to foreign income taxes withheld at the source. Because the amount of a Portfolio's investments in various countries will change from time to time, it is not possible to determine the effective rate of such taxes in advance.

Shareholders who are non-resident aliens are subject to U.S. withholding tax on ordinary income dividends (whether received in cash or shares) at a rate of 30% or such lower rate as prescribed by any applicable tax treaty.

PERFORMANCE

As described in the prospectus, each Portfolio's historical performance or return for a class of shares may be shown in the form of "average annual total return" and "total return" figures. These various measures of performance are described below. Performance information will be computed separately for each class of each Portfolio.

Each Portfolio's average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. The average annual total return for a Portfolio for a specific period is found by first taking a hypothetical $1,000 investment ("initial investment") in the Portfolio's shares on the first day of the period, adjusting to deduct the maximum sales charge (in the case of Class A shares), and computing the "redeemable value" of that investment at the end of the period. The redeemable value in the case of Class B shares or Class C shares includes the effect of the applicable contingent deferred sales charge that may be imposed at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by the Portfolio have been reinvested at net asset value on the reinvestment dates during the period. Average annual total return may also be calculated without deducting the maximum sales charge.

Calculation of a Portfolio's total return is not subject to a standardized formula, except when calculated for purposes of the Portfolio's "Financial Highlights" table in the Fund's financial statements and prospectus. Total return performance for a specific period is calculated by first taking an investment ("initial investment") in a Portfolio's shares on the first day of the period, either adjusting or not adjusting to deduct the maximum sales charge (in the case of Class A shares), and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The ending value in the case of Class B shares and Class C shares may or may not include the effect of the applicable contingent deferred sales charge that may be imposed at the end of the period. The calculation assumes that all income and capital gains dividends paid by the Portfolio have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period. Total return calculations that do not include the effect of the sales charge for Class A shares or the contingent deferred sales charge for Class B shares and Class C shares would be reduced if such charges were included.

A Portfolio's performance figures are based upon historical results and are not representative of future performance. Each Portfolio's Class A shares are sold at net asset value plus a maximum sales charge of 5.75% of the offering price. Class B shares and Class C shares are sold at net asset value. Redemptions of Class B shares may be subject to a contingent deferred sales charge that is 4% in the first year following the purchase, declines by a specified percentage thereafter and becomes zero after six years. Redemption of Class C shares may be subject to a 1% contingent deferred sales charge in the first year following purchase. Returns and net asset value will fluctuate. Factors affecting each Portfolio's performance include general market conditions, operating expenses and investment management. Any additional fees charged by a dealer or other financial services firm would reduce the returns described in this section. Shares of each Portfolio are redeemable at the then current net asset value, which may be more or less than original cost.

The figures below show performance information for various periods. Comparative information for certain indices is also included. Please note the differences and similarities between the investments which a Fund may purchase and the investments measured by the applicable indices. The net asset values and returns of each class of shares of the Funds will also fluctuate. No adjustment has been made for taxes payable on dividends. The periods indicated were ones of fluctuating securities prices and interest rates.

                          HORIZON 20+ -- JULY 31, 1997

                                 INITIAL     CAPITAL GAIN     INCOME       ENDING     PERCENTAGE      ENDING       PERCENTAGE
            TOTAL                $10,000        INCOME      DIVIDENDS      VALUE       INCREASE       VALUE         INCREASE
            RETURN              INVESTMENT    DIVIDENDS     REINVESTED   (ADJUSTED)   (ADJUSTED)   (UNADJUSTED)   (UNADJUSTED)
            TABLE                  (1)        REINVESTED       (2)          (1)          (1)           (1)            (1)
------------------------------  ----------   ------------   ----------   ----------   ----------   ------------   ------------
                                                        CLASS A SHARES
Life of Fund(+)                  $12,788          $0           $124       $12,912        29.1%       $13,700         37.0%
One Year                         $12,502          $0           $122       $12,624        26.2%       $13,390         33.9%
                                                        CLASS B SHARES
Life of Fund(+)                  $13,463          $0           $ 48       $13,211        32.1%       $13,511         35.1%
One Year                         $13,254          $0           $ 47       $13,001        30.0%       $13,301         33.0%
                                                        CLASS C SHARES
Life of Fund(+)                  $13,474          $0           $ 44            NA           NA       $13,518         35.2%
One Year                         $13,237          $0           $ 43            NA           NA       $13,280         32.8%

                                                                    LEHMAN
                                DOW JONES    STANDARD   CONSUMER   GOV/CORP     U.S.
            TOTAL               INDUSTRIAL   & POOR'S    PRICE       BOND     TREASURY
            RETURN               AVERAGE       500       INDEX      INDEX       BILL
            TABLE                  (3)         (4)        (5)        (6)        (7)
------------------------------  ----------   --------   --------   --------   --------

Life of Fund(+)                    66.5%      60.4%       4.6%        9.0%     10.7%
One Year                           51.8%      52.1%       2.2%       10.8%      5.2%

Life of Fund(+)                    66.5%      60.4%       4.6%        9.0%     10.7%
One Year                           51.8%      52.1%       2.2%       10.8%      5.2%

Life of Fund(+)                    66.5%      60.4%       4.6%        9.0%     10.7%
One Year                           51.8%      52.1%       2.2%       10.8%      5.2%

           AVERAGE                                                                                LEHMAN
            ANNUAL                                            DOW JONES    STANDARD   CONSUMER   GOV/CORP     U.S.
            TOTAL                FUND      FUND      FUND     INDUSTRIAL   & POOR'S    PRICE       BOND     TREASURY
            RETURN              CLASS A   CLASS B   CLASS C    AVERAGE       500       INDEX      INDEX       BILL
            TABLE               SHARES    SHARES    SHARES       (3)         (4)        (5)        (6)        (7)
------------------------------  -------   -------   -------   ----------   --------   --------   --------   --------
Life of Fund(+)                  17.4%     19.1%     20.9%       37.8%      34.6%       2.8%        5.6%      6.6%
One Year                         26.2%     30.0%     32.8%       51.8%      52.1%       2.2%       10.8%      5.2%

---------------
(+) Since December 29, 1995.
                          HORIZON 10+ -- JULY 31, 1997

                                 INITIAL     CAPITAL GAIN     INCOME       ENDING     PERCENTAGE      ENDING       PERCENTAGE
            TOTAL                $10,000        INCOME      DIVIDENDS      VALUE       INCREASE       VALUE         INCREASE
            RETURN              INVESTMENT    DIVIDENDS     REINVESTED   (ADJUSTED)   (ADJUSTED)   (UNADJUSTED)   (UNADJUSTED)
            TABLE                  (1)        REINVESTED       (2)          (1)          (1)           (1)            (1)
------------------------------  ----------   ------------   ----------   ----------   ----------   ------------   ------------
                                                        CLASS A SHARES
Life of Fund(+)                  $11,915          $0           $299       $12,214       22.1%        $12,960         29.6%
One Year                         $11,786          $0           $219       $12,005       20.1%        $12,743         27.4%
                                                        CLASS B SHARES
Life of Fund(+)                  $12,631          $0           $165       $12,496       25.0%        $12,796         28.0%
One Year                         $12,500          $0           $125       $12,325       23.3%        $12,625         26.3%
                                                        CLASS C SHARES
Life of Fund(+)                  $12,611          $0           $161            NA          NA        $12,772         27.7%
One Year                         $12,479          $0           $118            NA          NA        $12,597         26.0%

                                                                    LEHMAN
                                DOW JONES    STANDARD   CONSUMER   GOV/CORP     U.S.
            TOTAL               INDUSTRIAL   & POOR'S    PRICE       BOND     TREASURY
            RETURN               AVERAGE       500       INDEX      INDEX       BILL
            TABLE                  (3)         (4)        (5)        (6)        (7)
------------------------------  ----------   --------   --------   --------   --------

Life of Fund(+)                    66.5%      60.4%       4.6%        9.0%     10.7%
One Year                           51.8%      52.1%       2.2%       10.8%      5.2%

Life of Fund(+)                    66.5%      60.4%       4.6%        9.0%     10.7%
One Year                           51.8%      52.1%       2.2%       10.8%      5.2%

Life of Fund(+)                    66.5%      60.4%       4.6%        9.0%     10.7%
One Year                           51.8%      52.1%       2.2%       10.8%      5.2%

    AVERAGE                                                                         LEHMAN
     ANNUAL                                     DOW JONES    STANDARD   CONSUMER   GOV/CORP     U.S.
     TOTAL         FUND      FUND      FUND     INDUSTRIAL   & POOR'S    PRICE       BOND     TREASURY
     RETURN       CLASS A   CLASS B   CLASS C    AVERAGE       500       INDEX      INDEX       BILL
     TABLE        SHARES    SHARES    SHARES       (3)         (4)        (5)        (6)        (7)
----------------  -------   -------   -------   ----------   --------   --------   --------   --------
Life of Fund(+)    13.4%     15.0%     16.6%       37.8%      34.6%       2.8%        5.6%      6.6%
One Year           20.1%     23.3%     26.0%       51.8%      52.1%       2.2%       10.8%      5.2%

---------------
(+) Since December 29, 1995.

                           HORIZON 5 -- JULY 31, 1997

                           INITIAL     CAPITAL GAIN     INCOME       ENDING     PERCENTAGE      ENDING       PERCENTAGE
          TOTAL            $10,000        INCOME      DIVIDENDS      VALUE       INCREASE       VALUE         INCREASE
         RETURN           INVESTMENT    DIVIDENDS     REINVESTED   (ADJUSTED)   (ADJUSTED)   (UNADJUSTED)   (UNADJUSTED)
          TABLE              (1)        REINVESTED       (2)          (1)          (1)           (1)            (1)
------------------------- ----------   ------------   ----------   ----------   ----------   ------------   ------------
                                                     CLASS A SHARES
Life of Fund(+)            $10,972          $0           $452       $11,424        14.2%       $12,122         21.2%
One Year                   $10,897          $0           $325       $11,222        12.2%       $11,902         19.0%
                                                     CLASS B SHARES
Life of Fund(+)            $11,642          $0           $343       $11,685        16.9%       $11,985         19.9%
One Year                   $11,557          $0           $258       $11,515        15.2%       $11,815         18.2%
                                                     CLASS C SHARES
Life of Fund(+)            $11,652          $0           $332            NA           NA       $11,984         19.8%
One Year                   $11,568          $0           $245            NA           NA       $11,813         18.1%

                                                               LEHMAN
                           DOW JONES    STANDARD   CONSUMER   GOV/CORP     U.S.
          TOTAL            INDUSTRIAL   & POOR'S    PRICE       BOND     TREASURY
         RETURN             AVERAGE       500       INDEX      INDEX       BILL
          TABLE               (3)         (4)        (5)        (6)        (7)
-------------------------  ----------   --------   --------   --------   --------

Life of Fund(+)               66.5%      60.4%       4.6%        9.0%     10.7%
One Year                      51.8%      52.1%       2.2%       10.8%      5.2%

Life of Fund(+)               66.5%      60.4%       4.6%        9.0%     10.7%
One Year                      51.8%      52.1%       2.2%       10.8%      5.2%

Life of Fund(+)               66.5%      60.4%       4.6%        9.0%     10.7%
One Year                      51.8%      52.1%       2.2%       10.8%      5.2%

    AVERAGE                                                                         LEHMAN
     ANNUAL                                     DOW JONES    STANDARD   CONSUMER   GOV/CORP     U.S.
     TOTAL         FUND      FUND      FUND     INDUSTRIAL   & POOR'S    PRICE       BOND     TREASURY
     RETURN       CLASS A   CLASS B   CLASS C    AVERAGE       500       INDEX      INDEX       BILL
     TABLE        SHARES    SHARES    SHARES       (3)         (4)        (5)        (6)        (7)
----------------  -------   -------   -------   ----------   --------   --------   --------   --------
Life of Fund(+)     8.7%     10.3%     12.1%       37.8%      34.6%       2.8%        5.6%      6.6%
One Year           12.2%     15.2%     18.1%       51.8%      52.1%       2.2%       10.8%      5.2%

---------------
(+) Since December 29, 1995.

                            FOOTNOTES FOR ALL FUNDS

(1) The Initial Investment and adjusted amounts for Class A shares were adjusted for the maximum initial sales charge at the beginning of the period, which is 5.75%. The Initial Investment for Class B and Class C shares was not adjusted. Amounts were adjusted for Class B and Class C shares for the contingent deferred sales charge that may be imposed at the end of the period based upon the schedule for shares sold currently; see "Redemption or Repurchase of Shares" in the prospectus.
(2) Includes short-term capital gain dividends, if any.
(3) The Dow Jones Industrial Average is an unmanaged weighted average of thirty blue chip industrial corporations listed on the New York Stock Exchange. Assumes reinvestment of dividends. Source is Towers Data Systems.
(4) The Standard & Poor's 500 Stock Index is an unmanaged unweighted average of 500 stocks, over 95% of which are listed on the New York Stock Exchange. Assumes reinvestment of dividends. Source is Towers Data Systems.
(5) The Consumer Price Index is a statistical measure of change, over time, in the prices of goods and services in major expenditure groups for all urban consumers. Source is Towers Data Systems.
(6) The Lehman Brothers Government/Corporate Bond Index is on a total return basis and is comprised of all publicly issued, non-convertible, domestic debt of the U.S. Government or any agency thereof, quasi-federal corporation, or corporate debt guaranteed by the U.S. Government and all publicly issued, fixed-rate, non-convertible, domestic debt of the three major corporate classifications: industrial, utility, and financial. Only notes and bonds with a minimum outstanding principal amount of $1,000,000 and a minimum of one year to maturity are included. Bonds included must have a rating of at least Baa by Moody's Investors Service, Inc., BBB by Standard & Poor's Corporation or in the case of bank bonds not rated by either Moody's or S&P, BBB by Fitch Investors Service. This index is unmanaged. Source is Towers Data Systems.
(7) The U.S. Treasury Bill Index is an unmanaged index based on the average monthly yield of Treasury Bills maturing in 6 months. Source is Towers Data Systems.

The following tables illustrate an assumed $10,000 investment in Class A shares of each Portfolio, which includes the current maximum sales charge of 5.75%, with income and capital gain dividends reinvested in additional shares. Each table covers the period from December 29, 1995 (commencement of operations of the Fund) to July 31, 1997.

                             HORIZON 20+ (12/29/95)

                 DIVIDENDS                CUMULATIVE VALUE OF SHARES ACQUIRED
          ------------------------   ----------------------------------------------
                          ANNUAL
            ANNUAL       CAPITAL                               REINVESTED
  YEAR      INCOME         GAIN                   REINVESTED    CAPITAL
  ENDED    DIVIDENDS    DIVIDENDS     INITIAL       INCOME        GAIN       TOTAL
  7/31    REINVESTED*   REINVESTED   INVESTMENT   DIVIDENDS*   DIVIDENDS     VALUE
  -----   -----------   ----------   ----------   ----------   ----------   -------
  1996        $0            $0        $ 9,643        $  0          $0       $ 9,643
  1997        $0            $0        $12,788        $124          $0       $12,912

                             HORIZON 10+ (12/29/95)

                 DIVIDENDS                CUMULATIVE VALUE OF SHARES ACQUIRED
          ------------------------   ----------------------------------------------
                          ANNUAL
            ANNUAL       CAPITAL                               REINVESTED
  YEAR      INCOME         GAIN                   REINVESTED    CAPITAL
  ENDED    DIVIDENDS    DIVIDENDS     INITIAL       INCOME        GAIN       TOTAL
  7/31    REINVESTED*   REINVESTED   INVESTMENT   DIVIDENDS*   DIVIDENDS     VALUE
  -----   -----------   ----------   ----------   ----------   ----------   -------
  1996        $63           $0        $ 9,524        $ 61          $0       $ 9,585
  1997        $81           $0        $11,915        $299          $0       $12,214

                              HORIZON 5 (12/29/95)

                 DIVIDENDS                CUMULATIVE VALUE OF SHARES ACQUIRED
          ------------------------   ----------------------------------------------
                          ANNUAL
            ANNUAL       CAPITAL                               REINVESTED
  YEAR      INCOME         GAIN                   REINVESTED    CAPITAL
  ENDED    DIVIDENDS    DIVIDENDS     INITIAL       INCOME        GAIN       TOTAL
  7/31    REINVESTED*   REINVESTED   INVESTMENT   DIVIDENDS*   DIVIDENDS     VALUE
  -----   -----------   ----------   ----------   ----------   ----------   -------
  1996       $106           $0        $ 9,494        $104          $0       $ 9,598
  1997       $143           $0        $10,972        $452          $0       $11,424

---------------

* Includes short-term capital gain gain dividends.

Investors may want to compare the performance of a Portfolio to certificates of deposit issued by banks and other depository institutions. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured. Withdrawal of deposits prior to maturity will normally be subject to a penalty. Rates offered by banks and other depository institutions are subject to change at any time specified by the issuing institution. Information regarding bank products may be based upon, among other things, the BANK RATE MONITOR National Index(TM) for certificates of deposit, which is an unmanaged index and is based on stated rates and the annual effective yields of certificates of deposit in the ten largest banking markets in the United States, or the CDA Investment Technologies, Inc. Certificate of Deposit Index, which is an unmanaged index based on the average monthly yields of certificates of deposit.

Investors also may want to compare the performance of a Portfolio to that of U.S. Treasury bills, notes or bonds. Treasury obligations are issued in selected denominations. Rates of Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the U.S. Treasury. The market value of such instruments will generally fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. Information regarding the performance of Treasury obligations may be based upon, among other things, the Towers Data Systems U.S. Treasury Bill index, which is an unmanaged index based on the average monthly yield of treasury bills maturing in six months. Due to their short maturities, Treasury bills generally experience very low market value volatility.

Investors may want to compare the performance of a Portfolio to the performance of two indexes, such as, in the case of the Horizon 10+ Portfolio, a hypothetical portfolio weighted 60% in the Standard & Poor's 500 Stock Index (an unmanaged index generally representative of the U.S. stock market) and 40% in the Lehman Brothers Government/Corporate Bond Index (an unmanaged index generally representative of intermediate and long-term government and investment grade corporate debt securities). For the percentage of a Portfolio's assets invested in each type of security, see "Investment Objectives, Policies and Risk Factors" in the Prospectus.

Investors may want to compare the performance of a Portfolio to that of money market funds. Money market funds seek to maintain a stable net asset value and yield fluctuates. Information regarding the performance of money market funds may be based upon, among other things, IBC/Donoghue's Money Fund Averages(R) (All Taxable). As reported by IBC/Donoghue's, all investment results represent total return (annualized results for the period net of management fees and expenses) and one year investment results are effective annual yields assuming reinvestment of dividends.

The following tables compare the performance of the Class A shares of each Portfolio over various periods with that of other mutual funds within the categories described below according to data reported by Lipper Analytical Services, Inc. ("Lipper"), New York, New York, which is a mutual fund reporting service. Lipper performance figures are based on changes in net asset value, with all income and capital gain dividends reinvested. Such calculations do not include the effect of any sales charges. Future performance cannot be guaranteed. Lipper publishes performance analyses on a regular basis. Each category includes funds with a variety of objectives, policies and market and credit risks that should be considered in reviewing these rankings.

HORIZON 20+ A SHARES

                                                                  LIPPER
                                                                PERFORMANCE
                                                                 ANALYSIS
                                                                -----------
                                                                 FLEXIBLE
                                                                 PORTFOLIO
                                                                   FUNDS
                                                                 ---------
One year (period ended 7/31/97).............................     47 of 204

HORIZON 10+ A SHARES

                                                                  LIPPER
                                                                PERFORMANCE
                                                                 ANALYSIS
                                                                -----------
                                                                 BALANCED
                                                                 PORTFOLIO
                                                                   FUNDS
                                                                 ---------
One year (period ended 7/31/97).............................    222 of 317

HORIZON 5 A SHARES

                                                                  LIPPER
                                                                PERFORMANCE
                                                                 ANALYSIS
                                                                -----------
                                                                  INCOME
                                                                 PORTFOLIO
                                                                   FUNDS
                                                                 ---------
One year (period ended 7/31/97).............................     26 of 53

OFFICERS AND TRUSTEES

The officers and trustees of the Fund, their birthdates, their principal occupations and their affiliations, if any, with ZKI, the investment manager, ZKVA, a sub-adviser, and ZKDI, the principal underwriter, are as follows (The number following each person's title is the number of investment companies managed by ZKI and its affiliates for which he or she holds similar positions):

JAMES E. AKINS (10/15/26), Trustee (13), 2904 Garfield Terrace, N.W., Washington, D.C.; Consultant on International, Political and Economic Affairs; formerly, a career United States Foreign Service Officer, Energy Adviser for the White House; United States Ambassador to Saudi Arabia, 1973-76.

ARTHUR R. GOTTSCHALK (2/13/25), Trustee (13), 10642 Brookridge Drive, Frankfort, Illinois, Retired; formerly, President, Illinois Manufacturers Association; Trustee, Illinois Masonic Medical Center; formerly, Illinois State Senator; formerly, Vice President, The Reuben H. Donnelly Corp.

FREDERICK T. KELSEY (4/25/27), Trustee (13), 738 York Court, Northbrook, Illinois; Retired; formerly, consultant to Goldman, Sachs & Co.; formerly, President, Treasurer and Trustee of Institutional Liquid Assets and its affiliated mutual funds; Trustee of the Benchmark Funds; Trustee of the Pilot Funds (through 1997).

FRED B. RENWICK (2/1/30), Trustee (13), 3 Hanover Square, New York, New York; Professor of Finance, New York University, Stern School of Business; Director, TIFF Investment Program, Inc.; Director, the Wartburg Home Foundation; Chairman, Investment Committee of Morehouse College Board of Trustees; Chairman, American Bible Society Investment Committee; formerly, member of the Investment Committee of Atlanta University Board of Trustees; formerly, Director of Board of Pensions Evangelical Lutheran Church of America.

*STEPHEN B. TIMBERS (8/8/44), President and Trustee (39), 222 South Riverside Plaza, Chicago, Illinois; President, Chief Executive Officer, Chief Investment Officer and Director, ZKI; Director, ZKDI, ZKVA and LTV Corporation; formerly, President and Chief Operating Officer of Kemper Corporation.

JOHN B. TINGLEFF (5/4/35), Trustee (13), 2015 South Lake Shore Drive, Harbor Springs, Michigan; Retired; formerly, President, Tingleff & Associates (management consulting firm); formerly, Senior Vice President, Continental Illinois National Bank & Trust Company.

JOHN G. WEITHERS (8/8/33), Trustee (13), 311 Spring Lake, Hinsdale, Illinois; Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange; Director, Federal Life Insurance Company, President of the Members of the Corporation and Trustee, DePaul University; Director, Systems Imagineering, Inc.

*DANIEL J. BUKOWSKI (05/06/63), Vice President (3), 222 South Riverside Plaza, Chicago, Illinois; Senior Vice President and Director of Quantitative Research, ZKI.

WILLIAM M. KNAPP (4/23/61), Vice President (2), 222 South Riverside Plaza, Chicago, Illinois; First Vice President, ZKI.

*CHARLES R. MANZONI, JR. (1/23/47), Vice President (39), 222 South Riverside Plaza, Chicago, Illinois; Executive Vice President, Secretary and General Counsel of ZKI; Secretary, ZKI Holding Corp.; Secretary, ZKI Agency, Inc.; formerly, Partner, Gardner Carton & Douglas (attorneys).

*JOHN E. NEAL (3/9/50), Vice President (39), 222 South Riverside Plaza, Chicago, Illinois; President, Kemper Funds Group, a unit of ZKI; Director, ZKI, ZKVA and ZKDI.

*STEVEN H. REYNOLDS (9/11/43), Vice President (13), 222 South Riverside Plaza, Chicago, Illinois; Executive Vice President and Chief Investment
Officer--Equities, ZKI.

*JEROME L. DUFFY (6/29/36), Treasurer (39), 222 South Riverside Plaza, Chicago, Illinois; Senior Vice President, ZKI.

*PHILIP J. COLLORA (11/15/45), Vice President and Secretary (39), 222 South Riverside Plaza, Chicago, Illinois; Attorney, Senior Vice President and Assistant Secretary, ZKI.

*ELIZABETH C. WERTH (10/1/47), Assistant Secretary (30), 222 South Riverside Plaza, Chicago, Illinois; Vice President, ZKI; Vice President and Director of State Registrations, ZKDI.
---------------
* "Interested persons" as defined in the Investment Company Act of 1940.

The trustees and officers who are "interested persons" as designated above receive no compensation from the Fund. The table below shows amounts estimated to be paid or accrued to those trustees who are not designated "interested persons" during the Fund's 1997 fiscal year and the total compensation that the Kemper funds paid to such trustees during the calendar year 1996.

                                                                                 TOTAL
                                                                              COMPENSATION
                                                                                 KEMPER
                                                               AGGREGATE       FUNDS PAID
                                                              COMPENSATION      TO BOARD
                    NAME OF BOARD MEMBER                       FROM FUND       MEMBERS(2)
                    --------------------                      ------------    ------------
James E. Akins..............................................     $4,500         $ 94,300
Arthur R. Gottschalk(1).....................................     $4,900         $102,700
Frederick T. Kelsey(1)......................................     $4,900         $106,800
Fred B. Renwick.............................................     $4,500         $ 94,300
John B. Tingleff............................................     $4,500         $ 94,300
John G. Weithers............................................     $4,500         $ 94,300

---------------
(1) Includes deferred fees and interest thereon pursuant to deferred compensation agreements with Kemper funds. Deferred amounts accrue interest monthly at a rate equal to the yield of Zurich Money Funds--Zurich Money Market Fund. Total deferred fees and interest accrued for the latest and prior fiscal years for this Fund are $3,700 for Mr. Gottschalk.

(2)Includes compensation for service on the Boards of 13 Kemper funds, with 36 fund portfolios. Each trustee currently serves as a board member of 13 Kemper Funds with 39 fund portfolios.

As of October 29, 1997, the officers and directors of the Fund as a group owned less than 1% of each Portfolio.

PRINCIPAL HOLDERS OF SECURITIES

As of October 29, 1997 the following owned of record more than 5% of the outstanding stock of the Portfolios as set forth below.

                                  HORIZON 20+

                            NAME & ADDRESS                              CLASS         PERCENTAGE
                            --------------                              -----         ----------
 **  ZKI Retirement Plans........................................         I               100
     222 South Riverside Plaza
     Chicago, IL 60606

                                  HORIZON 10+

                            NAME & ADDRESS                              CLASS         PERCENTAGE
                            --------------                              -----         ----------
 **  Lees Summit Clinic P/S......................................         A              5.41
     Lees Summit Clinic Trustee
     FBO Herbert A. Dempsey
     806 NE Chestnut Street
     Lees Summit, MO 64086
 **  NFSC........................................................         B              7.37
     200 Liberty Street
     NY, NY 10281
 **  MLPF&S......................................................         C              5.41
     Attn Fund Administration
     4800 Deer Lake Drive East
     3rd Floor
     Jacksonville, FL 32246
 **  ZKI Retirement Plans........................................         I               100
     222 South Riverside Plaza
     Chicago, IL 60606

                                   HORIZON 5

                            NAME & ADDRESS                              CLASS         PERCENTAGE
                            --------------                              -----         ----------
 **  NFSC........................................................         A              5.02
     200 Liberty Street
     NY, NY 10281
 **  NFSC........................................................         B              5.68
     200 Liberty Street
     NY, NY 10281
 **  Transcorp Cust..............................................         B              7.37
     Attn Mutual Funds
     P.O. Box 535
     Englewood, CO 80155
 **  IFTC........................................................         C              7.92
     801 Pennsylvania Avenue
     Kansas City, MO 64105
  *  Rogers Petroleum Company....................................         C              8.57
     8511 141st Street Court W
     Saint Paul, MN 55124
 **  Dodge Warren & Peters Inc 401K..............................         C             11.93
     Warren, Dodge & Collinge Trustees
     FBO Neil S. Dodge
     3625 Del Amo Boulevard
     Suite 300
     Torrance, CA 90503
 **  ZKI Retirements Plans.......................................         I               100
     222 South Riverside Plaza
     Chicago, IL 60606

---------------
 * Record and beneficial owner.
** Record owner only.

SHAREHOLDER RIGHTS

The Fund generally is not required to hold meetings of the shareholders. Under the Agreement and Declaration of Trust of the Fund ("Declaration of Trust"), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which shareholder approval is required by the Investment Company Act of 1940 ("1940 Act"); (c) any termination of the Fund, a Portfolio or a class to the extent and as provided in the Declaration of Trust; (d) any amendment of the Declaration of Trust (other than amendments changing the name of the Fund or any Portfolio, establishing a Portfolio, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Fund, or any registration of the Fund with the Securities and Exchange Commission or any state, or as the trustees may consider necessary or desirable. The shareholders also would vote upon changes in fundamental investment objectives, policies or restrictions.

Each trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote (as described below) or a majority of the trustees. In accordance with the 1940 Act (a) the Fund will hold a shareholder meeting for the election of trustees at such time as less than a majority of the trustees have been elected by shareholders, and (b) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the trustees have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

Trustees may be removed from office by a vote of the holders of a majority of the outstanding shares of the Fund at a meeting called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon the written request of ten or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the outstanding shares of the Fund stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Fund has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.

The Fund's Declaration of Trust provides that the presence at a shareholder meeting in person or by proxy of at least 30% of the shares entitled to vote on a matter shall constitute a quorum. Thus, a meeting of shareholders of the Fund could take place even if less than a majority of the shareholders was represented on its scheduled date. Shareholders would in such a case be permitted to take action that does not require a larger vote than a majority of a quorum, such as the election of trustees and ratification of the selection of auditors. Some matters requiring a larger vote under the Declaration of Trust, such as termination or reorganization of the Fund and certain amendments of the Declaration of Trust, would not be affected by this provision; nor would matters that under the 1940 Act require the vote of a "majority of the outstanding voting securities" as defined in the 1940 Act.

The Fund's Declaration of Trust specifically authorizes the Board of Trustees to terminate the Fund or any Portfolio or class by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the Fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Fund's trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund and the Fund will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by ZKI remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Fund itself is unable to meet its obligations.

APPENDIX--RATINGS OF FIXED INCOME INVESTMENTS

STANDARD & POOR'S CORPORATION BOND RATINGS

AAA. Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C. Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI. The rating CI is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears. Moody's Investors Service, Inc. Bond Ratings.

AAA. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

FITCH INVESTORS SERVICE, INC. BOND RATINGS

AAA. Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA. Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

A. Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB. Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment.

BB. Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B. Bonds rated B are considered highly speculative. While these bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC. Bonds rated CCC have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC. Bonds rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

C. Bonds rated C are in imminent default in payment of interest or principal.

DDD, DD AND D. Bonds rated DDD, DD and D are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

DUFF & PHELPS RATING CO. BOND RATINGS

AAA. Bonds rated AAA have the highest rating assigned to a debt obligation. They are of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA. Bonds rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A. Bonds rated A have protection factors that are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB. Bonds rated BBB have below average protection factors but are still considered sufficient for prudent investment. They have considerable volatility in risk during economic cycles.

BB. Bonds rated BB are below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B. Bonds rated B are below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC. Bonds rated CCC are well below investment grade securities. Considerable uncertainty exists as to timely payment of principal or interest. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

D. Bonds rated D are in default. The issuer failed to meet scheduled principal and/or principal payments.